UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09439

Strategic Partners Style Specific Funds

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
(Address of principal executive offices)	(Zip code)

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code:                    800-225-1852

Date of fiscal year end:                         7/31/2007

Date of reporting period:                      7/31/2007

Item 1 – Reports to Stockholders

JULY 31, 2007	ANNUAL REPORT

Jennison Conservative Growth Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 14, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Conservative Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Conservative Growth Fund

Jennison Conservative Growth Fund	1

Your Fund’s Performance

Fund objective

The Jennison Conservative Growth Fund, managed by Jennison Associates LLC (Jennison), has long-term capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross annualized operating expenses: Class A, 1.35%; Class B, 2.19%; Class C, 2.06%; Class L, 1.46%; Class M, 1.97%; Class X, 1.97%. Net annualized operating expenses apply to: Class A, 1.30%; Class B, 2.19%; Class C, 2.06%; Class L, 1.46%; Class M, 1.97%; Class X, 1.97%, after contractual reduction through 11/30/2008.

Cumulative Total Returns as of 7/31/07
	One Year	Five Years	Since Inception[1]
Class A	12.61%	54.05%	–12.50%
Class B	12.06	48.74	–17.30
Class C	11.92	48.56	–17.40
Class L	N/A	N/A	0.23
Class M	N/A	N/A	0.00
Class X	N/A	N/A	0.00
S&P 500 Index[2]	16.13	74.72	**
Russell 1000® Growth Index[3]	19.47	62.37	***
Lipper Large-Cap Core Funds Avg.[4]	15.61	64.51	****

Average Annual Total Returns[5] as of 6/30/07
	One Year	Five Years	Since Inception[1]
Class A	6.24%	5.71%	–2.28%
Class B	6.73	5.98	–2.28
Class C	10.73	6.14	–2.28
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
S&P 500 Index[2]	20.57	10.70	**
Russell 1000® Growth Index[3]	19.04	9.28	***
Lipper Large-Cap Core Funds Avg.[4]	19.59	9.33	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, and Class C, 11/3/99; Class L, Class M, and Class X, 3/26/07.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

3The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

4The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Russell 1000 Growth Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/2007 are 21.08% for Class A, Class B, and Class C; and 2.98% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/2007 are 2.95% for Class A, Class B, and Class C. Class L, Class M, and Class X shares are new share classes and no average annual total return performance information is available for these new share classes.

***Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns as of 7/31/2007 are –12.68% for Class A, Class B, and Class C; and 5.20% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total returns as of 6/30/2007 are –1.55% for Class A, Class B, and Class C. Class L, Class M, and Class X shares are new share classes and no average annual total return performance information is available for these new share classes.

****Lipper Large-Cap Core Funds Average (Lipper Average) Closest Month-End to Inception cumulative total returns as of 7/31/2007 are 21.36% for Class A, Class B, and Class C; and 3.16% for Class L, Class M, and Class X. Lipper Large-Cap Core Funds Average (Lipper Average) Closest Month-End to Inception average annual

Jennison Conservative Growth Fund	3

Your Fund’s Performance (continued)

total returns as of 6/30/2007 are 2.70% for Class A, Class B, and Class C. Class L, Class M, and Class X shares are new share classes and no average annual total return performance information is available for these new share classes.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/07
PepsiCo, Inc./Beverages	5.0%
Cisco Systems, Inc./Communications Equipment	4.6
Apple, Inc./Computers & Peripherals	3.9
Google, Inc. (Class A)/Internet Software & Services	3.7
Genentech, Inc./Biotechnology	3.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/07
Software	9.0%
Communications Equipment	7.3
Pharmaceuticals	7.2
Capital Markets	6.9
Computers & Peripherals	6.1

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Conservative Growth Fund’s Class A shares returned 12.61% for the 12 months ended July 31, 2007. This return, although strong, trailed the 19.47% of the benchmark Russell 1000® Growth Index (the Growth Index), the 16.13% of the style neutral S&P 500 Index, and the 15.61% of the Lipper Large-Cap Core Funds Average.

The greatest gains of the Growth Index came in the information technology, materials, telecommunication services, and industrials sectors, while returns in healthcare and consumer staples were comparatively modest. The Fund’s relatively small exposures to the strong-performing energy and industrials sectors hurt performance, but an overweight position in information technology contributed to positive performance relative to the Growth Index.

What was the market environment like for growth stocks?

After raising its target for the federal funds rate on overnight loans between banks each time it met for more than two years, the Federal Open Market Committee (FOMC) took no action at its August 2006 meeting or at subsequent meetings during the Fund’s fiscal year ended July 31, 2007. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as 2006 drew to a close, allaying worries that consumer spending would wane. On the negative side, the housing and automotive sectors posted their weakest showings in many years.

Two competing views of the economy vied for dominance as 2007 began. One camp asserted that with energy prices receding and inflation in check, the FOMC would begin lowering the federal funds rate to reinvigorate economic growth, which had slowed to an anemic pace. The rival view held that economic expansion, though slowing, remained solid and that the continued threat of inflation precluded any near-term loosening of monetary policy. Gross domestic product growth in the first calendar quarter of 2007 slowed to a 0.6% annual rate but rebounded in the second quarter to a solid 4.0% annual rate, with employment growth, manufacturing output, consumer spending, and business investment all contributing to the acceleration.

Energy prices spiked during the final weeks of March and persisted into the second quarter, raising concerns that gasoline prices could erode consumer spending in other areas. The residential real estate market faced an ongoing correction, as prices and turnover continued to moderate. Capital markets volatility reflected the problem, as concerns about the subprime mortgage market grew. Corporate earnings growth came in below the double-digit growth rates of the past several years, but above consensus estimates largely due to continued revenue growth and profit margin expansion.

Jennison Conservative Growth Fund	5

Strategy and Performance Overview (continued)

Which holdings made the largest positive contributions to the Fund’s return?

The Fund is constructed one stock at a time based on in-house analysis of individual company fundamentals rather than on overarching themes.

In the information technology sector, Apple, Cisco Systems, Adobe Systems, and Google made strong advances. For detailed information on Apple, Cisco and Google, please see Comments on Largest Holdings below. Adobe Systems’ share price gained on strong growth trends for next-generation Web applications and the growing popularity of digital photography and online video. Adobe’s long-awaited CS3 software package, which includes products from Macromedia, the company it bought in 2005, should allow Adobe’s design software, like Photoshop, a photo-editing application, and InDesign, a publishing application, to work hand-in-hand with former Macromedia products like Flash, a Web animation and video application, and Dreamweaver, which designers use to make Web pages. In 2006, Flash garnered almost 97% of the user-submitted video market, which includes sites like YouTube.

In the financials sector, capital markets holdings posted record-setting results on surging profits growth. Charles Schwab and exchange holding NYSE Euronext were stand-out performers. We like Charles Schwab’s best-in-class organic growth, continued positive operating leverage, and active capital management. The company’s asset gathering efforts have far exceeded peers thanks to strong secular trends (wealth transfer and growth in advice-driven channels, for example), an investment advisor franchise that few can compete with, and new product innovation. Given an asset base that Schwab’s sales force continues to grow at a steady pace and management’s efforts to contain costs, we believe Schwab could substantially increase profitability. NYSE Euronext combines the New York Stock Exchange with Euronext, operator of the Paris, Brussels, Amsterdam, and Lisbon stock exchanges. The combined company now has unprecedented scale and global presence, as well as exposure to the lucrative derivatives stream. We believe the deal offers substantial cost-saving opportunities and the potential for several years of dynamic growth.

In industrials, shares of Boeing and General Electric made strong advances. Boeing’s competitive position versus Airbus is on the upswing, and its recent cycle of new orders has been robust. We expect orders to eventually subside but believe deliveries will be healthy for several years to come. We believe GE is well positioned to benefit from a moderating growth operating environment. We like that the company offers products that other companies will likely invest in at this stage of the business cycle, its high-margin services mix, strength in emerging markets, and stable earnings growth.

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Which holdings detracted most from the Fund’s return?

The single greatest detractor from Fund performance was Whole Foods Market in the consumer staples sector. The organic food retailer declined due to large increases in new-store opening costs and reduced comparable-store sales gains, which raised concerns about the company’s earnings growth. We still like Whole Foods’ numerous competitive advantages within the rapidly growing natural products industry—size and scale of operations, strong brand image, and marketing and merchandising expertise. The proposed merger with Wild Oats would provide immediate square footage growth and eliminate a competitor.

Although there were several strong performers from the information technology sector mentioned above, Motorola and Yahoo! declined. A number of other holdings in the sector suffered from the impact of weaker-than-expected demand and concerns about stock options backdating, a practice whereby a company executive manages to move the date of a stock option back in time, presumably to when the stock price was lower. Stock options grant the recipient the right to buy shares at the stated price (strike price) after a certain period of time has gone by. If the market price is higher than the strike price of the option, the person holding the option makes money. Mobile phone maker Motorola fell after reporting lower-than-expected third-quarter 2006 revenue on delayed spending for mobile-phone-network equipment in Europe, the Middle East, and Africa. We eliminated our position in Motorola shares in January. Implementation of Yahoo!’s new advertising platform was expected to increase advertising revenue and market share, but earnings and sales results after the belated rollout were disappointing. We sold our holdings in Yahoo! in September.

Jennison Conservative Growth Fund	7

Portfolio Changes

Were there significant changes to the portfolio?

Major purchases and sales during the period reflected company-specific business fundamentals and developments. Significant new positions were established in Wyeth, Colgate-Palmolive, Hewlett-Packard, Intel, and Baxter International.

Wyeth makes pharmaceutical products, consumer healthcare products, and animal health products. We believe its core business has been performing well, based on a good mix of pharmaceuticals and biologicals (vaccines and cultures made from living organisms, intended for use in diagnosing, immunizing or treating patients). The company’s diversified pharmaceutical portfolio gives Wyeth a buffer to individual product or franchise risks, in our view.

Colgate-Palmolive is a world leader in oral care products. It also makes personal care items and household cleaners. We believe Colgate-Palmolive’s earnings growth can accelerate over the next several years, as gross margins expand and a previous ramp-up in marketing expenses bears fruit.

Hewlett-Packard provides a full range of high-tech equipment, including personal computers, servers, storage devices, printers, and networking equipment. The company enjoys clear technology, scale, brand, and distribution leadership in inkjet printing, where deteriorating competition has allowed it to maintain higher-than-expected profitability. Although HP’s restructuring program is largely complete, we believe the company can continue to reap benefits from the changes implemented and find additional cost-saving opportunities.

Intel is the world’s leading semiconductor company, holding the lion’s share in the market for microprocessors that go into computers and computer servers. The company also makes flash memories and semiconductors for the industrial equipment and networking gear markets. Intel has responded to aggressive competition with faster processors and advanced manufacturing technology, helping to stabilize its market share. In addition, a restructuring program, now well under way, should result in increased operating margins. Finally, new products are on the horizon.

Baxter International makes cancer, kidney disease, immune deficiency, and other disease treatments, as well as intravenous supplies and systems. The company’s core business looks strong, in our view, and appears set to benefit from favorable competitive dynamics. Completion of a restructuring program, improving pricing trends, the launch of generic Ultane (an inhaled anesthetic), and continued balance-sheet improvement could also buoy the stock.

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Holdings in other securities, such as Lowe’s, Macy’s, and Starbucks, were eliminated. Lowe’s, the home improvement retailer, was executing well but suffered from the significant downturn in the U.S. housing market.

Multi-line retail giant Macy’s (formerly Federated Department Stores) acquired May Department Stores in 2005 and converted more than 400 former May stores to the Macy’s name. The company saw strong performance in legacy Macy’s and Bloomingdale’s stores, but its move away from May’s historical emphasis on promotions to spur sales ran into customer resistance. After missing first-quarter earnings estimates and lowering earnings guidance, the company announced that it would change its post-acquisition promotional strategy and increase its promotional spending in the second half of 2007.

A slowdown in comparable-store sales raised doubts that Starbucks could continue to drive earnings growth above its 20%-25% long-term targets. This concern escalated due to pressure on comparable-store-sales and customer traffic trends, which are causing concerns relative to previous time periods in light of a challenging macro-consumer environment.

Jennison Conservative Growth Fund	9

Comments on Largest Holdings

5.0%	PepsiCo, Inc./Beverages

PepsiCo’s strong sales and earnings growth has been supported by a broad product portfolio. Sales from Frito-Lay, Pepsi International, Gatorade, Aquafina, and Propel, which account for more than 80% of Pepsi’s revenue, are growing at a rate in the high single digits. Only Pepsi’s U.S. cola business, now little more than 15% of company sales, is growing slowly. Many of the non-cola products, such as snack foods, have higher profit margins than soda syrup.

4.6%	Cisco Systems, Inc./Communications Equipment

Cisco Systems’ revenue and earnings growth has been strong. The world’s number one maker of routers and switches that direct Internet traffic and help to create computer networks, the company appears to be gaining share across all of its markets, especially high-end routing. We believe Cisco has demonstrated its ability to deliver solid results in a difficult environment, and we expect the company to continue to benefit as telecommunications companies upgrade their networks to handle next-generation services.

3.9%	Apple, Inc./Computers & Peripherals

Apple’s growth continues to be driven by the strength of iPod sales and resurgence in Macintosh computer sales. Introduction of the iPhone at the end of June gave Apple shares an additional boost. Apple should continue to benefit from its creativity and innovation in product design and marketing.

3.7%	Google, Inc. (Class A)/Internet Software & Services

Google has repeatedly reported better-than-expected revenue and earnings growth. We believe the company will remain in an exceptional, if slower, phase of revenue and earnings growth and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. We believe Google’s technological lead and dominant position in Internet search is a unique strength that has enabled it to earn profit from search traffic at a much higher rate than its competitors. Its continued investment in facilities and research and development should, we believe, lead to new streams of revenue through product innovation, new formats, and new technologies.

3.5%	Genentech, Inc./Biotechnology

Genentech’s revenue growth should be driven by increased sales of key products, Avastin (to treat colon and lung cancer) and Lucentis (age-related macular degeneration), as well as by greater sales to collaborators and increased streams of royalty revenue. The company’s ability to leverage marketing, general, and administrative expenses could also drive earnings growth. We believe the company stands to benefit from positive developments on Avastin as clinical data come back from studies in breast, ovarian, prostate, pancreatic, and renal cancer.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2007, at the beginning of the period, and held through the six-month period ended July 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Jennison Conservative Growth Fund	11

Fees and Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Conservative Growth Fund		Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,003.40	1.22%	$6.06
	Hypothetical	$1,000.00	$1,018.74	1.22%	$6.11

Class B	Actual	$1,000.00	$1,001.20	2.01%	$9.97
	Hypothetical	$1,000.00	$1,014.83	2.01%	$10.04

Class C	Actual	$1,000.00	$1,000.00	1.97%	$9.77
	Hypothetical	$1,000.00	$1,015.03	1.97%	$9.84

Class L	Actual**	$1,000.00	$1,002.30	1.46%	$5.13
	Hypothetical	$1,000.00	$1,017.55	1.46%	$7.30

Class M	Actual**	$1,000.00	$1,000.00	1.97%	$6.91
	Hypothetical	$1,000.00	$1,015.03	1.97%	$9.84

Class X	Actual**	$1,000.00	$1,000.00	1.97%	$6.91
	Hypothetical	$1,000.00	$1,015.03	1.97%	$9.84

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2007 (to reflect the six-month period) with the exception of the Class L, Class M and Class X “Actual” information which reflects the 128 day period ended July 31, 2007 due to its inception date of March 26, 2007. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

** Class L, M, and X shares commenced operations on March 26, 2007.

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Portfolio of Investments

as of July 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.0%
COMMON STOCKS

Aerospace & Defense 5.4%
137,602	Boeing Co. (The)	$14,232,175
149,121	United Technologies Corp.	10,881,359

		25,113,534

Beverages 5.0%
355,600	PepsiCo, Inc.	23,334,472

Biotechnology 3.5%
217,813	Genentech, Inc.(a)	16,200,931

Capital Markets 6.9%
735,500	Charles Schwab Corp. (The)	14,805,615
25,505	Goldman Sachs Group, Inc.	4,803,612
158,000	Lazard Ltd. (Class A)	5,850,740
117,257	UBS AG	6,457,343

		31,917,310

Chemicals 4.2%
186,900	EI Du Pont de Nemours & Co.(b)	8,733,837
167,508	Monsanto Co.	10,795,891

		19,529,728

Communications Equipment 7.3%
731,842	Cisco Systems, Inc.(a)	21,157,552
299,500	QUALCOMM, Inc.	12,474,175

		33,631,727

Computers & Peripherals 6.1%
136,300	Apple, Inc.(a)	17,958,888
224,600	Hewlett-Packard Co.	10,338,338

		28,297,226

Consumer Finance 1.3%
105,000	American Express Co.	6,146,700

Diversified Financial Services 1.8%
18,900	NYMEX Holdings, Inc.(b)	2,353,050
77,600	NYSE Euronext, Inc.(b)	5,976,752

		8,329,802

See Notes to Financial Statements.

Jennison Conservative Growth Fund	13

Portfolio of Investments

as of July 31, 2007 Continued

Shares	Description	Value (Note 1)

Electronic Equipment & Instruments 0.8%
74,400	Sony Corp., ADR (Japan)	$3,923,856

Energy Equipment & Services 1.1%
51,879	Schlumberger Ltd.(b)	4,913,979

Food & Staples Retailing 1.4%
32,900	Costco Wholesale Corp.	1,967,420
120,100	Whole Foods Market, Inc.(b)	4,448,504

		6,415,924

Healthcare Equipment & Supplies 5.8%
81,300	Alcon, Inc.(b)	11,097,450
133,100	Baxter International, Inc.	7,001,060
200,000	St. Jude Medical, Inc.(a)	8,628,000

		26,726,510

Hotels, Restaurants & Leisure 2.2%
101,400	International Game Technology	3,581,448
153,600	Marriott International, Inc. (Class A)	6,382,080

		9,963,528

Household Products 3.6%
142,200	Colgate-Palmolive Co.	9,385,200
118,749	Proctor & Gamble Co.	7,345,813

		16,731,013

Industrial Conglomerates 2.7%
319,500	General Electric Co.	12,383,820

Insurance 2.5%
178,100	American International Group, Inc.	11,430,458

Internet Software & Services 3.7%
33,400	Google, Inc. (Class A)(a)	17,034,000

Machinery 0.5%
28,400	Caterpillar, Inc.	2,237,920

Media 4.1%
228,700	News Corp., Inc. (Class A)	4,830,144
432,300	Walt Disney Co. (The)	14,265,900

		19,096,044

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Multiline Retail 2.6%
74,600	J. C. Penney Co., Inc.	$5,075,784
47,700	Kohl’s Corp.(a)	2,900,160
64,201	Target Corp.(b)	3,888,655

		11,864,599

Oil, Gas & Consumable Fuels 1.8%
38,000	Murphy Oil Corp.	2,357,520
103,600	Occidental Petroleum Corp.	5,876,192

		8,233,712

Pharmaceuticals 7.2%
203,100	Abbott Laboratories	10,295,139
46,500	Novartis AG, ADR (Switzerland)	2,508,675
220,800	Schering-Plough Corp.	6,301,632
144,500	Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	6,071,890
171,800	Wyeth	8,335,736

		33,513,072

Semiconductors & Semiconductor Equipment 4.0%
427,500	Intel Corp.	10,097,550
465,800	Marvell Technology Group Ltd.(a)	8,384,400

		18,481,950

Software 9.0%
288,400	Adobe Systems, Inc.(a)	11,619,636
204,700	Electronic Arts, Inc.(a)	9,956,608
487,000	Microsoft Corp.	14,118,129
116,300	SAP AG, ADR (Germany)(b)	6,270,896

		41,965,269

Textiles, Apparel & Luxury Goods 3.5%
286,900	NIKE, Inc. (Class B)	16,195,505

	Total long-term investments (cost $412,974,696)	453,612,589

SHORT-TERM INVESTMENT 7.4%

Affiliated Money Market Mutual Fund
34,367,337	Dryden Core Investment Fund - Taxable Money Market Series (cost $34,367,337; includes $34,367,337 of cash collateral received for securities on loan) (Note 3)(c)(d)	34,367,337

	Total Investments 105.4% (cost $447,342,033; Note 5)	487,979,926
	Liabilities in excess of other assets (5.4%)	(25,084,368)

	Net Assets 100.0%	$462,895,558

See Notes to Financial Statements.

Jennison Conservative Growth Fund	15

Portfolio of Investments

as of July 31, 2007 Continued

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $32,850,442; cash collateral of $34,367,337 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2007 were as follows:

Software	9.0%
Affiliated Money Market Mutual Fund (including 7.4% of collateral received for securities on loan)	7.4
Communications Equipment	7.3
Pharmaceuticals	7.2
Capital Markets	6.9
Computers & Peripherals	6.1
Healthcare Equipment & Supplies	5.8
Aerospace & Defense	5.4
Beverages	5.0
Chemicals	4.2
Media	4.1
Semiconductors & Semiconductor Equipment	4.0
Internet Software & Services	3.7
Household Products	3.6
Biotechnology	3.5
Textiles, Apparel & Luxury Goods	3.5
Industrial Conglomerates	2.7
Multiline Retail	2.6
Insurance	2.5
Hotels, Restaurants & Leisure	2.2
Diversified Financial Services	1.8
Oil, Gas & Consumable Fuels	1.8
Food & Staples Retailing	1.4
Consumer Finance	1.3
Energy Equipment & Services	1.1
Electronic Equipment & Instruments	0.8
Machinery	0.5

105.4
Liabilities in excess of other assets	(5.4)

100.0%

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2007	ANNUAL REPORT

Jennison Conservative Growth Fund

Statement of Assets and Liabilities

as of July 31, 2007

Assets
Investments, at value including securities on loan of $32,850,442:
Unaffiliated investments (cost $412,974,696)	$453,612,589
Affiliated investments (cost $34,367,337)	34,367,337
Receivable for investments sold	13,582,062
Dividends receivable	996,712
Receivable for Fund shares sold	206,131
Foreign tax reclaim receivable	90,603
Prepaid expenses	5,793

Total assets	502,861,227

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	34,367,337
Payable to custodian	2,868,495
Payable for Fund shares reacquired	1,482,000
Accrued expenses	513,669
Distribution fee payable	328,732
Management fee payable	289,983
Transfer agent fee payable	104,705
Deferred trustees’ fees	10,748

Total liabilities	39,965,669

Net Assets	$462,895,558

Net assets were comprised of:
Shares of beneficial interest, at par	$55,008
Paid-in capital, in excess of par	435,853,264

435,908,272
Accumulated net investment loss	(10,748)
Accumulated net realized loss on investments and foreign currency transactions	(13,639,859)
Net unrealized appreciation on investments	40,637,893

Net assets, July 31, 2007	$462,895,558

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($88,377,485 ÷ 10,094,826 shares of beneficial interest issued and outstanding)	$8.75
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price to public	$9.26

Class B
Net asset value, offering price and redemption price per share
($19,419,800 ÷ 2,349,652 shares of beneficial interest issued and outstanding)	$8.26

Class C
Net asset value, offering price and redemption price per share
($114,101,384 ÷ 13,810,787 shares of beneficial interest issued and outstanding)	$8.26

Class L
Net asset value and redemption price per share
($62,087,332 ÷ 7,097,857 shares of beneficial interest issued and outstanding)	$8.75
Maximum sales charge (5.75% of offering price)	0.53

Maximum offering price to public	$9.28

Class M
Net asset value, offering price and redemption price per share
($145,506,585 ÷ 17,611,937 shares of beneficial interest issued and outstanding)	$8.26

Class X
Net asset value, offering price and redemption price per share
($33,402,972 ÷ 4,043,155 shares of beneficial interest issued and outstanding)	$8.26

See Notes to Financial Statements.

Jennison Conservative Growth Fund	19

Statement of Operations

Year Ended July 31, 2007

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $77,237)	$2,854,237
Affiliated income from securities lending	81,623
Affiliated dividend income	80,305

Total income	3,016,165

Expenses
Management fee	1,529,920
Distribution fee—Class A	100,654
Distribution fee—Class B	181,533
Distribution fee—Class C	623,133
Distribution fee—Class L	121,996
Distribution fee—Class M	604,862
Distribution fee—Class X	129,465
Transfer agent’s fees and expenses (including affiliated expense of $331,800) (Note 3)	502,000
Custodian’s fees and expenses	48,000
Reports to shareholders	30,000
Legal fees and expenses	26,000
Registration fees	25,000
Audit fee	20,000
Interest expense	18,767
Trustees’ fees	12,000
Miscellaneous	13,361

Total expenses	3,986,691

Net investment loss	(970,526)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	128,872,968
Foreign currency transactions	56,255

128,929,223
Net change in unrealized appreciation on investments	(119,587,231)

Net gain on investments and foreign currency transactions	9,341,992

Net Increase In Net Assets Resulting From Operations	$8,371,466

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(970,526)	$(915,739)
Net realized gain on investments and foreign currency transactions	128,929,223	5,253,141
Net change in unrealized appreciation on investments	(119,587,231)	(3,343,579)

Net increase in net assets resulting from operations	8,371,466	993,823

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	6,877,630	3,994,701
Net asset value of shares issued in connection with merger (Note 8)	483,612,446	—
Cost of shares reacquired	(95,805,761)	(24,916,993)

Net increase (decrease) in net assets from Fund share transactions	394,684,315	(20,922,292)

Total increase (decrease)	403,055,781	(19,928,469)

Net Assets
Beginning of year	59,839,777	79,768,246

End of year	$462,895,558	$59,839,777

See Notes to Financial Statements.

Jennison Conservative Growth Fund	21

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Jennison Conservative Growth Fund, and Dryden Small Capitalization Value Fund (formerly Strategic Partners Small Capitalization Value). These financial statements relate to Jennison Conservative Growth Fund (the “Fund”). The financial statements of the other funds are not presented herein.

The Fund’s investment objective is long-term capital appreciation through investment primarily in common stocks that, in the investment subadviser’s opinion, should have growth faster than that of the S&P 500.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of the financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the

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size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of July 31, 2007, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Jennison Conservative Growth Fund	23

Notes to Financial Statements

Continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the subadviser’s performance of such services. PI has entered into a subadvisory

Jennison Conservative Growth Fund	25

Notes to Financial Statements

Continued

agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.70 of 1% of average daily net assets on the first $500 million, 0.65 of 1% of average daily net assets on the next $500 million and 0.60 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.70 of 1% for the year ended July 31, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25 of 1% of the average daily net assets of the Class A shares for the year ended July 31, 2007.

PIMS has advised the Fund that it received approximately $45,700 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2007 that it received approximately $40,200, $2,200, $145,900, and $27,700 in contingent deferred sales charges imposed upon redemptions by certain Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2007, the Fund incurred approximately $98,300 in total networking fees of which $41,900 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2007, Prudential Equity Group, LLC earned approximately $8,000 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2007, PIM has been compensated approximately $34,700 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2007, were $449,475,559 and $551,280,925, respectively.

Note 5. Tax Information

In order to present accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions. For the year ended July 31, 2007, the adjustments were to decrease accumulated net investment loss by $964,218, increase accumulated net

Jennison Conservative Growth Fund	27

Notes to Financial Statements

Continued

realized loss on investments and foreign currency transactions by $58,322,838 and increase paid-in-capital in excess of par by $57,358,620, due to the reclassification of net operating loss, the reclassification of foreign currencies, reclassification of deferred compensation from merger, reclassification of capital loss carryover from merger, reclassification of disallowed wash sales from merger and other book to tax adjustments. Net investment loss, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$448,616,837	$51,508,296	$12,145,207	$39,363,089

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

There were no distributions paid during the years ended July 31, 2007 and 2006.

As of July 31, 2007, the accumulated undistributed earnings on a tax basis were $71,636,979 of long-term capital gains, the Fund had no undistributed ordinary income.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2007 of approximately $84,000,000 of which $11,400,000 expires in 2009, 25,900,000 expires in 2010, 36,600,000 expires in 2011, $9,400,000 expires in 2012 and $700,000 expires in 2013. The Fund utilized approximately $57,500,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2007. Certain portions of the capital loss carryovers were assumed by the Fund as a result of acquisitions through merger. Utilization of these capital loss carryovers were limited in accordance with income tax regulations.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase

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their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest during the year ended July 31, 2007 were as follows:

Class A	Shares	Amount
Year ended July 31, 2007:
Shares sold	426,582	$3,735,142
Shares issued in connection with merger	7,004,788	61,151,797
Shares reacquired	(2,182,267)	(19,120,426)

Net increase (decrease) in shares outstanding before conversion	5,249,103	45,766,513
Shares issued upon conversion from Class B	3,051,924	26,894,849

Net increase (decrease) in shares outstanding	8,301,027	$72,661,362

Year ended July 31, 2006:
Shares sold	289,658	$2,320,103
Shares reacquired	(997,730)	(8,051,068)

Net increase (decrease) in shares outstanding before conversion	(708,072)	(5,730,965)
Shares issued upon conversion from Class B	86,996	695,750

Net increase (decrease) in shares outstanding	(621,076)	$(5,035,215)

Class B
Year ended July 31, 2007:
Shares sold	146,938	$1,214,460
Shares issued in connection with merger	1,236,539	10,215,681
Shares reacquired	(746,510)	(6,077,900)

Net increase (decrease) in shares outstanding before conversion	636,967	5,352,241
Shares reacquired upon conversion into Class A	(833,058)	(6,803,267)

Net increase (decrease) in shares outstanding	(196,091)	$(1,451,026)

Year ended July 31, 2006:
Shares sold	104,796	$810,168
Shares reacquired	(913,559)	(7,060,780)

Net increase (decrease) in shares outstanding before conversion	(808,763)	(6,250,612)
Shares reacquired upon conversion into Class A	(91,109)	(695,750)

Net increase (decrease) in shares outstanding	(899,872)	$(6,946,362)

Jennison Conservative Growth Fund	29

Notes to Financial Statements

Continued

Class C	Shares	Amount
Year ended July 31, 2007:
Shares sold	150,025	$1,226,681
Shares issued in connection with merger	13,161,497	108,725,847
Shares reacquired	(3,176,304)	(26,377,280)

Net increase (decrease) in shares outstanding	10,135,218	$83,575,248

Year ended July 31, 2006:
Shares sold	114,771	$864,430
Shares reacquired	(1,276,197)	(9,805,145)

Net increase (decrease) in shares outstanding	(1,161,426)	$(8,940,715)

Class L
Period March 26, 2007* through July 31, 2007:
Shares sold	9,932	$80,913
Shares issued in connection with merger	8,428,401	73,587,192
Shares reacquired	(1,340,476)	(11,886,602)

Net increase (decrease) in shares outstanding	7,097,857	$61,781,503

Class M
Period March 26, 2007* through July 31, 2007:
Shares sold	66,422	$519,034
Shares issued in connection with merger	23,119,679	191,003,465
Shares reacquired	(3,199,095)	(26,793,302)

Net increase (decrease) in shares outstanding before conversion	19,987,006	164,729,197
Shares reacquired upon conversion into Class A	(2,375,069)	(19,934,040)

Net increase (decrease) in shares outstanding	17,611,937	$144,795,157

Class X
Period March 26, 2007* through July 31, 2007:
Shares sold	12,986	$101,400
Shares issued in connection with merger	4,712,028	38,928,464
Shares reacquired	(663,096)	(5,550,251)

Net increase (decrease) in shares outstanding before conversion	4,061,918	33,479,613
Shares reacquired upon conversion into Class A	(18,763)	(157,542)

Net increase (decrease) in shares outstanding	4,043,155	$33,322,071

*	Inception date.

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Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA which was renewed on October 27, 2006, provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pays a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 26, 2007. For the period October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund utilized the line of credit during the year ended July 31, 2007. The average daily balance for the 32 days the Fund had loans outstanding during the year was $2,193,000 at a weighted average interest rate of 5.74%.

Note 8. Reorganization

On March 26, 2007, the Fund acquired all of the net assets of Strategic Partners Capital Growth Fund (the merged fund) pursuant to a plan of reorganization approved by the Strategic Partners Capital Growth Fund shareholders on November 30, 2006. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund for the corresponding classes of Strategic Partners Capital Growth Fund.

Strategic Partners Capital Growth Fund		Jennison Conservative Growth Fund
Class	Shares	Class	Shares	Value
A	3,441,557	A	7,004,788	$ 61,151,797
B	604,782	B	1,236,539	10,215,681
C	6,450,778	C	13,161,497	108,725,847
L	4,179,337	L	8,428,401	73,587,192
M	11,324,367	M	23,119,679	191,003,465
X	2,308,552	X	4,712,028	38,928,464

The aggregate net assets and unrealized appreciation of the merged fund immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
Strategic Partners Capital Growth Fund	$483,612,446	$157,277,994

The aggregate net assets of Jennison Conservative Growth Fund immediately before the acquisition was $56,072,525.

Jennison Conservative Growth Fund	31

Notes to Financial Statements

Continued

The Fund acquired a capital loss carryforward from the merger with Strategic Partners Capital Growth Fund in the amount of $57,399,304, of which $45,977,333 was used to offset net taxable capital gains realized in the fiscal year ended July 31, 2007 (amounts included in Note 5). The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 9. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax Benefits or expenses resulting from tax provisions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

JULY 31, 2007	ANNUAL REPORT

Jennison Conservative Growth Fund

Financial Highlights

Class A
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.76

Income (loss) from investment operations:
Net investment income (loss)	.01
Net realized and unrealized gain on investment and foreign currency transactions	.98

Total from investment operations	.99

Net asset value, end of year	$8.75

Total Return(a):	12.76%
Ratios/Supplemental Data:
Net assets, end of year (000)	$88,377
Average net assets (000)	$40,262
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.30%
Expenses, excluding distribution and service (12b-1) fees	1.05%
Net investment income (loss)	.08%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	198%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2006(b)	2005(b)	2004(b)	2003(b)

$7.71	$6.81	$6.55	$5.68

(.06)	(.01)	(.05)	(.04)
.11	.91	.31	.91

.05	.90	.26	.87

$7.76	$7.71	$6.81	$6.55

0.65%	13.22%	3.97%	15.32%

$13,925	$18,614	$22,195	$23,355
$16,620	$20,234	$24,075	$19,782

1.63%	1.48%	1.43%	1.50%
1.38%	1.23%	1.18%	1.25%
(.71)%	(.19)%	(.69)%	(.68)%

173%	69%	53%	57%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	35

Financial Highlights

Continued

Class B
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.38

Income (loss) from investment operations:
Net investment loss	(.08)
Net realized and unrealized gain on investment and foreign currency transactions	.96

Total from investment operations	.88

Net asset value, end of year	$8.26

Total Return(a):	11.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,420
Average net assets (000)	$18,153
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.19%
Expenses, excluding distribution and service (12b-1) fees	1.19%
Net investment loss	(.98)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2006(b)	2005(b)	2004(b)	2003(b)

$7.38	$6.58	$6.37	$5.56

(.11)	(.06)	(.10)	(.08)
.11	.86	.31	.89

.00	.80	.21	.81

$7.38	$7.38	$6.58	$6.37

.00%	12.16%	3.30%	14.57%

$18,787	$25,440	$30,055	$32,505
$22,942	$27,444	$33,995	$30,456

2.38%	2.23%	2.18%	2.25%
1.38%	1.23%	1.18%	1.25%
(1.45)%	(.93)%	(1.44)%	(1.42)%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	37

Financial Highlights

Continued

Class C
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.38

Income (loss) from investment operations:
Net investment loss	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	.94

Total from investment operations	.88

Net asset value, end of year	$8.26

Total Return(a):	11.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$114,101
Average net assets (000)	$62,313
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment loss	(.73)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2006(b)	2005(b)	2004(b)	2003(b)

$7.38	$6.58	$6.37	$5.56

(.11)	(.06)	(.10)	(.08)
.11	.86	.31	.89

.00	.80	.21	.81

$7.38	$7.38	$6.58	$6.37

.00%	12.16%	3.30%	14.57%

$27,128	$35,714	$45,695	$53,817
$32,119	$40,132	$53,712	$49,591

2.38%	2.23%	2.18%	2.25%
1.38%	1.23%	1.18%	1.25%
(1.45)%	(.92)%	(1.44)%	(1.43)%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	39

Financial Highlights

Continued

	Class L
	From March 26, 2007(a) through July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.73

Income from investment operations
Net investment income	.00	(c)
Net realized and unrealized gain on investment and foreign currency transactions	.02

Total from investment operations	.02

Net asset value, end of period	$8.75

Total Return(d):	.23%
Ratios/Supplemental Data:
Net assets, end of period (000)	$62,087
Average net assets (000)	$68,505
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.46	%(e)
Expenses, excluding distribution and service (12b-1) fees	0.96	%(e)
Net investment income	.01	%(e)

(a)	Inception date of Class L shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(e)	Annualized.

See Notes to Financial Statements.

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	Class M
	From March 26, 2007(a) through July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.26

Income (loss) from investment operations
Net investment loss	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	.02

Total from investment operations	.00

Net asset value, end of period	$8.26

Total Return(c):	.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$145,507
Average net assets (000)	$169,827
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.97	%(d)
Expenses, excluding distribution and service (12b-1) fees	0.97	%(d)
Net investment loss	(.51	)%(d)

(a)	Inception date of Class M shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Jennison Conservative Growth Fund	41

Financial Highlights

Continued

	Class X
	From March 26, 2007(a) through July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.26

Income (loss) from investment operations
Net investment loss	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.01

Total from investment operations	.00

Net asset value, end of period	$8.26

Total Return(c):	.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$33,403
Average net assets (000)	$36,350
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.97	%(d)
Expenses, excluding distribution and service (12b-1) fees	0.97	%(d)
Net investment loss	(.49	)%(d)

(a)	Inception date of Class X shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Jennison Conservative Growth Fund:

We have audited the accompanying statement of assets and liabilities of Jennison Conservative Growth Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2003 were audited by another independent registered public accounting firm, whose report dated September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the period in the two-year period then ended and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2007

Jennison Conservative Growth Fund	43

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of Strategic Partners Style Specific Funds—Jennison Conservative Growth Fund (the “Funds”) is set forth below. Trustees who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Funds are referred to as “Interested Trustees.” “Fund Complex”† consists of the Funds and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (55), Trustee since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director, CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Trustee since 1999(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Trustee since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Trustee since 1999(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Funds who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jennison Conservative Growth Fund	45

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007

Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services. Anti-Money Laundering Group.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

Andrew R. French (44), Assistant Secretary since 2006

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007

Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

46	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Conservative Growth Fund	47

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Style Specific Funds (the “Trust”) oversees the management of the Jennison Conservative Growth Fund (the “Fund”), which is a series of the Trust, and, as required by law, determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Conservative Growth Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail and Institutional Large-Cap Growth Funds

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Performance Universe)1 was in the second quartile for the five-year period, and in the third quartile for the one- and three-year periods. The Board also noted that the Fund outperformed against its benchmark index for the three- and five-year periods, though it underperformed against its benchmark index for the one-year period.

The Board noted that Jennison became the Fund’s new subadviser in September 2005, and that therefore the Fund’s longer-term performance history was not attributable to Jennison. Because of the short amount of time during which Jennison was responsible for managing the Fund, the Board concluded that it was reasonable to allow Jennison to create a performance record against which it should be evaluated, by approving the renewal of the management and subadvisory agreements, and that it would continue to monitor the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s management fees ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions.

[1]

The Large-Cap Growth Funds Performance Universe was utilized for performance comparisons, although Lipper classifies the Fund in its Large-Cap Core Funds Performance Universe. The Large-Cap Growth Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	6.42%	7.80%	–2.43%
Class B	7.06	8.12	–2.42
Class C	10.92	8.24	–2.44
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A

Average Annual Total Returns (Without Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	12.61%	9.03%	–1.71%
Class B	12.06	8.26	–2.42
Class C	11.92	8.24	–2.44
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales

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charge of 5.50% and 5.75%, respectively. Gross annualized operating expenses: Class A, 1.35%; Class B, 2.19%; Class C, 2.06%; Class L, 1.46%; Class M, 1.97%; Class X, 1.97%. Net annualized operating expenses apply to: Class A, 1.30%; Class B, 2.19%; Class C, 2.06%; Class L, 1.46%; Class M, 1.97%; Class X, 1.97%, after contractual reduction through 11/30/2008.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, and Class C, 11/3/99; Class L, Class M, and Class X, 3/26/07.

The graph compares a $10,000 investment in the Jennison Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Growth Index and the Lipper Large-Cap Core Funds Average (Lipper Average) by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2007) as measured on a quarterly basis. The S&P 500 Index, the Russell 1000 Growth Index and the Lipper Large-Cap Core Funds Average (Lipper Average) data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, and Class X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares

Jennison Conservative Growth Fund

purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon Corp.	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	P.O. Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Conservative Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Conservative Growth Fund
Share Class	A	B	C	L	M	X
NASDAQ	TBDAX	TBDBX	TBDCX	JCGLX	JCGMX	JCGRX
CUSIP	862934106	862934205	862934304	862934718	862934692	862934684

MF503E    IFS-A138301     Ed. 09/2007

JULY 31, 2007	ANNUAL REPORT

Dryden Small Cap Value Fund

(Formerly known as Strategic Partners Small Capitalization Value Fund)

FUND TYPE

Small-capitalization stock

OBJECTIVE

Seeks above-average capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 14, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Small Cap Value Fund (formerly the Strategic Partners Small Capitalization Value Fund) informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Small Cap Value Fund

Dryden Small Cap Value Fund	1

Your Fund’s Performance

Fund objective

The Dryden Small Cap Value Fund, managed by Quantitative Management Associates LLC (QMA), has above-average capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.38%; Class B, 2.08%; Class C, 2.08%; Class L, 1.58%; Class M, 2.03%; Class X, 2.03%. Net operating expenses apply to: Class A, 1.33%; Class B, 2.08%; Class C, 2.08%; Class L, 1.58%; Class M, 2.03%; Class X, 2.03%, after contractual reduction through 11/30/07.

Cumulative Total Returns as of 7/31/07
	One Year	Five Years	Since Inception[1]
Class A	7.15%	120.52%	185.87%
Class B	6.38	112.42	169.87
Class C	6.38	112.42	169.87
Class L	6.92	N/A	13.40
Class M	6.38	N/A	12.11
Class X	6.56	N/A	12.35
Russell 2000 Index[2]	12.12	110.17	**
Russell 2000 Value Index[3]	7.67	112.58	***
Lipper Small-Cap Value Funds Avg.[4]	12.42	110.54	****

Average Annual Total Returns[5] as of 6/30/07
	One Year	Five Years	Since Inception[1]
Class A	7.70%	14.97%	15.13%
Class B	8.15	15.30	15.12
Class C	12.15	15.41	15.12
Class L	7.15	N/A	8.53
Class M	7.15	N/A	8.99
Class X	7.33	N/A	9.07
Russell 2000 Index[2]	16.43	13.88	**
Russell 2000 Value Index[3]	16.05	14.62	***
Lipper Small-Cap Value Funds Avg.[4]	17.35	14.30	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds and JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

2The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed.

3The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

4The Lipper Small-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Class B, Class M, and Class X shares purchased on or after August 19, 1998, will automatically convert to Class A shares on a quarterly basis approximately seven years, eight years, and 10 years after purchase. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell 2000 Index and the Russell 2000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 7/31/07 are 99.37% for Class A, Class B, and Class C; 19.09% for Class L, Class M, and Class X. Russell 2000 Index Closest Month-End to Inception average annual total returns as of 6/30/07 are 10.43% for Class A, Class B, and Class C; 14.33% for Class L, Class M, and Class X.

***Russell 2000 Value Index Closest Month-End to Inception cumulative total returns as of 7/31/07 are 181.69% for Class A, Class B, and Class C; 17.84% for Class L, Class M, and Class X. Russell 2000 Value Index Closest Month-End to Inception average annual total returns as of 6/30/07 are 15.80% for Class A, Class B, and Class C; 14.81% for Class L, Class M, and Class X.

Dryden Small Cap Value Fund	3

Your Fund’s Performance (continued)

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/07 are 182.29% for Class A, Class B, and Class C; 19.35% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/07 are 15.35% for Class A, Class B, and Class C; 14.27% for Class L, Class M, and Class X.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/07
Cleveland-Cliffs, Inc., Metals & Mining	0.9%
iShares S&P SmallCap 600 Barra Value Index Fund, Exchange Traded Funds	0.8
Chaparral Steel Co., Metals & Mining	0.8
Olin Corp., Chemicals	0.8
Quanex Corp., Metals & Mining	0.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/07
Insurance	8.0%
Commercial Banks	7.1
Oil, Gas & Consumable Fuels	6.3
Machinery	5.5
Chemicals	5.3

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Small Cap Value Fund’s Class A shares returned 7.15% for the year ended July 31, 2007, trailing the 7.67% of the Russell 2000® Value Index (the Value Index) and the 12.42% of the Lipper Small-Cap Value Funds Average.

Were there changes in investment personnel relevant to the Fund’s performance?

On January 29, 2007, the name of the Fund was changed to the Dryden Small Cap Value Fund and shareholders approved the appointment of Quantitative Management Associates LLC (QMA) as the Fund’s subadviser responsible for its day-to-day management.

Were there changes to the Fund’s investment objectives and the way it is managed?

Although the Fund’s investment objective remained capital appreciation, the way the Fund is managed changed. In the first half of its fiscal year, the Fund was divided among five asset managers, of which EARNEST Partners and NFJ Investment Group managed the largest shares. In the second half, the Fund’s asset manager was QMA, which employs its Value Equity strategy. This strategy invests in a diversified portfolio of stocks that are out of favor and are inexpensive based on price-to-earnings ratios and other value measures. Historically, these stocks have outperformed broad stock market averages. Sector, industry, and individual security weighting constraints are placed on the portfolio to reduce risk relative to its benchmark.

Now that there is only one asset manager, will QMA encounter capacity issues?

No. Unlike managers of many small-cap funds, QMA expects that it can take in net flows for the foreseeable future.

Describe the market environment during the first half of the reporting period.

From July 31, 2006, through January 31, 2007, the U.S. stock market generated solid results. Strong corporate profits and moderating prices for oil and gas generally supported share prices, which also rose as private equity firms paid large amounts to purchase publicly held companies via leveraged buyout (LBO) deals. In addition, the Federal Reserve (the Fed) left monetary policy unchanged as economic growth slowed, ending a record string of 17 consecutive increases in short-term interest rates. Small-cap value stocks outperformed small-cap growth stocks for the six-month period as the Value Index and the Russell 2000 Growth Index returned 15.08% and 14.81%, respectively. Within the Value Index, stocks in sectors such as Materials, Consumer Staples, Consumer Discretionary, and Healthcare performed particularly well. By contrast, stocks in Integrated Oils, Energy, Utilities, and Financial Services underperformed the Value Index.

Dryden Small Cap Value Fund	5

Strategy and Performance Overview (continued)

How did the Fund perform for the first half of its fiscal year before the change in asset managers?

For the six-month period, the Fund’s Class A shares returned 12.30%, trailing the Value Index and the Lipper Small Cap Value Funds Average. All of the Fund’s investment managers, with the exception of Lee Munder, underperformed the Value Index during this period. Earnest Partners and NFJ managed the largest portions of the Fund and were the largest detractors from the Fund’s relative performance. The portion managed by Earnest Partners underperformed primarily as a result of its overexposure to the Energy sector, one of the poorest performing sectors of the Value Index. Its overweight exposure to the poorly performing Industrials sector was another negative as was its stock selection within the sector. For example, the Fund held shares of Timken Co. that underperformed the Value Index. An overweight exposure to the Energy sector also hurt the portion of the Fund managed by NFJ, as did overweight allocations to the Transportation and Basic Materials sectors, both of which posted returns that lagged the Value Index for the first half of the reporting period.

Describe the market environment during the second half of the reporting period.

The stock market made sharp changes in direction. After a weak showing in February 2007, stocks generated solid results from March through May. Continued strong corporate profits, an environment favorable for LBOs, and hopes that the Fed would soon lower short-term rates to stimulate economic growth helped boost share prices.

In June and July, however, market conditions deteriorated, even though stocks briefly hit new highs. Rate-cut hopes faded because the Fed remained focused on taming inflationary pressures in the economy as growth picked up in the spring of 2007. Conditions in the housing industry and mortgage market worsened. A crisis in bonds backed by subprime mortgages (home loans made to borrowers with poor credit histories) spread to other areas of the financial markets, making it harder to issue low-quality corporate bonds whose proceeds were intended to help finance LBOs. As the buyout boom withered and fewer companies were considered potential takeover targets, one of the stock market’s key supports weakened.

From January 31, 2007, through July 31, 2007, small-cap value stocks underperformed small-cap growth stocks. Within the Value Index, stocks in the Financial Services sector were hardest hit followed by shares in the Consumer Discretionary and Utilities sectors. By contrast, stocks in Energy, Materials, and Industrial sectors performed well, partially offsetting the decline in the Value Index.

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How did the Fund perform during the second half of its fiscal year after the change in asset managers?

For the six-month period, the Fund’s Class A shares fell 4.59%, declining less than the Value Index but more than the Lipper Small-Cap Value Funds Average. The Fund’s performance was helped by a combination of underweighting and good stock selection in the poorly performing Financial Services sector, about a third of which consisted of real estate investment trusts (REITs). As compared to the Value Index, the Fund benefited from less exposure to both REITs and Regional Banks, which declined 23% and 20% respectively during the second-half of the reporting period. Real estate lenders have been experiencing rising loan defaults and, as a result, have tightened their lending standards, which may have hurt real estate prices as well.

The Fund’s performance was also supported by a combination of overweighting and good stock selection in the strong performing Energy sector as well as an overweighting in Industrials. In Energy, strong returns from our overweighted holdings in Storage & Transportation companies such as Frontline Ltd. (+67% during the second half of the reporting period) and in Refining & Marketing companies such as Holly Corp. (+28%) helped performance. Global economic growth, especially in Asia, is driving demand for petroleum-based fuels, and, hence, the services of oil tankers such as Frontline Ltd. In addition, oil refiners such as Holly Corp. benefited from strong refining margins due to firm demand, outages, and limited expansion in capacity. In Industrials, overweights in select Industrial Machinery holdings such as Barnes Group Inc. (+47%), which benefited from strong demand coming from the aerospace industry, contributed to performance.

Partially offsetting these positive factors was poor stock selection in Consumer Discretionary. The account was hurt by overweighting and poor selection in Specialty Retailing. In particular, Brown Shoe Company (-42%), a shoe retailer and wholesaler, hurt performance. The Fund was also hurt by poor selection among Newspapers, an industry that is struggling with a downward trend in circulation and advertising revenues.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Dryden Small Cap Value Fund	7

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2007, at the beginning of the period, and held through the six-month period ended July 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

8	Visit our website at www.jennisondryden.com

the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Small Cap Value Fund		Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$954.10	1.36%	$6.59
	Hypothetical	$1,000.00	$1,018.05	1.36%	$6.80

Class B	Actual	$1,000.00	$950.60	2.11%	$10.20
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class C	Actual	$1,000.00	$950.60	2.11%	$10.20
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class L	Actual	$1,000.00	$952.90	1.61%	$7.80
	Hypothetical	$1,000.00	$1,016.81	1.61%	$8.05

Class M	Actual	$1,000.00	$950.60	2.06%	$9.96
	Hypothetical	$1,000.00	$1,014.58	2.06%	$10.29

Class X	Actual	$1,000.00	$950.70	2.06%	$9.96
	Hypothetical	$1,000.00	$1,014.58	2.06%	$10.29

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2007 (to reflect the six-month period). Expenses presented in the table included the expenses of any underlying portfolios in which the Fund may invest.

Dryden Small Cap Value Fund	9

Portfolio of Investments

as of July 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.5%
COMMON STOCKS

Aerospace & Defense 1.4%
31,700	Curtiss-Wright Corp. (Class B Stock)	$1,381,169
8,800	DRS Technologies, Inc.	460,768
18,500	Hexcel Corp.*(a)	402,190
23,200	Moog, Inc. (Class A Stock)*(a)	993,424
20,100	MTC Technologies, Inc.*	439,185
7,400	Teledyne Technologies, Inc.*	328,338

		4,005,074

Air Freight & Logistics 0.2%
65,800	ABX Air, Inc.*(a)	478,366

Airlines 1.1%
21,600	Alaska Air Group, Inc.*(a)	503,928
75,500	ExpressJet Holdings, Inc.*	394,865
3,700	Pinnacle Airlines Corp.*	59,644
38,700	Republic Airways Holdings, Inc.*	746,523
65,000	Skywest, Inc.	1,450,150

		3,155,110

Auto Components 2.1%
31,400	Aftermarket Technology Corp.*	952,990
44,100	American Axle & Manufacturing Holdings, Inc.(a)	1,067,220
73,700	ArvinMeritor, Inc.(a)	1,461,471
6,300	BorgWarner, Inc.	544,635
30,400	Modine Manufacturing Co.	778,240
33,600	Tenneco, Inc.*	1,186,080

		5,990,636

Automobiles 0.1%
15,200	Winnebago Industries, Inc.(a)	410,096

Beverages
2,800	Boston Beer Co., Inc. (Class A Stock)*	114,128

Building Products 1.2%
10,100	American Woodmark Corp.(a)	303,505
3,700	Builders Firstsource, Inc.*	54,242
11,200	Gibraltar Industries, Inc.	216,272
6,400	Griffon Corp.*	112,448

See Notes to Financial Statements.

Dryden Small Cap Value Fund	11

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Building Products (cont’d.)
37,100	Lennox International, Inc.	$1,420,930
17,100	Simpson Manufacturing Co., Inc.(a)	578,493
15,700	Universal Forest Products, Inc.(a)	621,092

		3,306,982

Capital Markets 0.6%
19,200	Calamos Asset Management, Inc. (Class A Stock)	474,240
49,200	MCG Capital Corp.(a)	711,924
10,100	Raymond James Financial, Inc.	309,767
16,300	SWS Group, Inc.	287,695

		1,783,626

Chemicals 5.3%
16,600	Arch Chemicals, Inc.(a)	587,308
10,500	Cytec Industries, Inc.	703,395
22,700	Ferro Corp.	507,345
13,200	FMC Corp.	1,176,516
1,300	Fuller, (H.B.) Co.	35,919
35,700	Georgia Gulf Corp.(a)	577,983
32,000	Hercules, Inc.*	664,320
18,700	Lubrizol Corp. (The)	1,171,742
44,800	Methanex Corp. (Canada)	1,110,592
104,100	Olin Corp.(a)	2,172,567
21,600	OM Group, Inc.*	1,046,304
10,600	Pioneer Cos., Inc.*	366,760
105,300	PolyOne Corp.*(a)	791,856
49,300	RPM International, Inc.	1,159,043
49,800	Sensient Technologies Corp.(a)	1,264,920
29,800	Spartech Corp.	657,090
44,800	Valspar Corp.	1,236,032

		15,229,692

Commercial Banks 7.1%
12,800	AMCORE Financial, Inc.(a)	309,120
12,900	Bancorpsouth, Inc.	301,215
25,800	Chemical Financial Corp.(a)	561,924
76,900	Citizens Banking Corp.	1,238,090
19,100	City Holding Co.	627,435
32,700	Community Bank System, Inc.	588,273
28,400	Community Banks, Inc.(a)	738,968
15,500	First Community Banshares, Inc.	416,950
25,600	First Financial Bancorp	313,088

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
25,500	First Merchants Corp.(a)	$516,375
25,000	FirstMerit Corp.	458,250
39,300	Greater Bay Bancorp	1,056,384
21,000	Independent Bank Corp.	568,890
59,840	International Bancshares Corp.	1,318,275
38,300	MB Financial, Inc.(a)	1,221,004
65,800	National Penn Bancshares, Inc.	972,524
33,000	NBT Bancorp, Inc.(a)	596,970
53,000	Old National Bancorp.(a)	763,200
51,000	Pacific Capital Bancorp	1,065,900
8,700	PrivateBancorp, Inc.(a)	234,900
42,600	Provident Bankshares Corp.(a)	1,222,620
21,000	Simmons First National Corp. (Class A Stock)	484,890
12,500	South Financial Group, Inc. (The)	269,500
15,400	Sterling Financial Corp. (PA)(a)	257,642
53,100	Sterling Financial Corp. (WA)	1,205,901
32,300	Susquehanna Bancshares, Inc.	558,790
10,200	SVB Financial Group*	537,336
23,900	UCBH Holdings, Inc.	392,916
11,000	UMB Financial Corp.	410,740
28,200	Westamerica Bancorporation(a)	1,154,226

		20,362,296

Commercial Services & Supplies 3.1%
8,100	Administaff, Inc.(a)	264,870
4,500	AMREP Corp.(a)	185,400
38,800	Deluxe Corp.	1,465,088
4,900	Ennis, Inc.	98,882
14,100	HNI Corp.	575,703
11,200	Kelly Services, Inc. (Class A Stock)	278,320
23,600	Labor Ready, Inc.*(a)	556,016
19,100	M&F Worldwide Corp.*(a)	1,114,294
20,200	McGrath Rentcorp.	604,384
7,800	Pike Electric Corp.*	154,830
47,900	Schawk, Inc.	914,890
37,200	School Specialty, Inc.*(a)	1,281,168
33,750	Waste Connections, Inc.*	1,046,250
7,000	Watson Wyatt Worldwide, Inc.	311,850

		8,851,945

Communication Equipment 0.5%
20,100	Arris Group, Inc.*	297,882
11,800	Avocent Corp.*	322,730

See Notes to Financial Statements.

Dryden Small Cap Value Fund	13

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communication Equipment (cont’d.)
4,400	Black Box Corp.(a)	$177,100
18,500	Plantronics, Inc.	518,370

		1,316,082

Computers & Peripherals 0.4%
31,000	Hutchinson Technology, Inc.*(a)	621,860
15,700	Komag, Inc.*	502,557

		1,124,417

Construction & Engineering 0.4%
26,200	URS Corp.*	1,290,612

Construction Materials 0.4%
64,900	Headwaters, Inc.*(a)	1,046,837
3,600	US Concrete, Inc.*	27,324

		1,074,161

Consumer Finance 0.4%
14,200	CompuCredit Corp.*(a)	372,750
15,600	Credit Acceptance Corp.*(a)	404,196
13,600	First Cash Financial Services, Inc.*	296,344

		1,073,290

Containers & Packaging 0.7%
800	AEP Industries, Inc.*	31,712
20,200	AptarGroup, Inc.	735,280
18,200	Greif, Inc. (Class A Stock)(a)	1,001,000
6,000	Myers Industries, Inc.	128,340

		1,896,332

Distributors 0.3%
31,700	Building Materials Holding Corp.(a)	440,313
70,700	Source Interlink Cos., Inc.*(a)	309,666

		749,979

Diversified Consumer Services 0.9%
11,300	Pre-Paid Legal Services, Inc.*(a)	595,510
31,400	Regis Corp.(a)	1,094,604
111,800	Stewart Enterprises, Inc.(a)	783,718
10,100	Universal Technical Institute, Inc.*	218,463

		2,692,295

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 0.8%
66,000	Asset Acceptance Capital Corp.	$916,080
14,000	Asta Funding, Inc.(a)	505,120
27,400	Financial Federal Corp.(a)	776,790

		2,197,990

Diversified Telecommunication Services 1.1%
15,500	Atlantic Tele-Network, Inc.	452,290
9,200	CT Communications, Inc.	281,980
69,800	Iowa Telecommunications Services, Inc.	1,435,088
81,100	Premiere Global Services, Inc.*	944,004

		3,113,362

Electric Utilities 2.2%
53,000	Cleco Corp.	1,258,750
43,200	El Paso Electric Co.*	1,005,264
4,200	Empire District Electric Co. (The)	91,098
31,800	Idacorp, Inc.	984,528
2,900	MGE Energy, Inc.	87,029
26,800	Otter Tail Corp.(a)	789,528
88,400	Westar Energy, Inc.(a)	2,034,968

		6,251,165

Electrical Equipment 1.4%
8,400	Acuity Brands, Inc.	496,440
6,300	Encore Wire Corp.	192,465
79,700	GrafTech International Ltd.*	1,234,553
15,600	Lamson & Sessions Co. (The)*	345,384
16,600	Regal-Beloit Corp.(a)	841,952
3,200	Smith, (A.O.) Corp.	155,360
10,200	Thomas & Betts Corp.*	630,360

		3,896,514

Electronic Equipment & Instruments 1.9%
17,300	Avnet, Inc.*	655,324
47,000	Benchmark Electronics, Inc.*(a)	1,043,400
28,400	Checkpoint Systems, Inc.*	655,188
74,300	CTS Corp.	946,582
46,400	Insight Enterprises, Inc.*	1,046,784
2,600	Methode Electronics, Inc. (Class A Stock)	42,042
17,400	Park Electrochemical Corp.	515,910
43,600	TTM Technologies, Inc.*	568,544

		5,473,774

See Notes to Financial Statements.

Dryden Small Cap Value Fund	15

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services 2.3%
23,000	Bristow Group, Inc.*(a)	$1,090,890
15,500	Bronco Drilling Co., Inc.*	224,750
84,600	Grey Wolf, Inc.*(a)	626,886
20,600	GulfMark Offshore, Inc.*(a)	967,788
7,200	Hornbeck Offshore Services, Inc.*(a)	309,960
8,000	Lufkin Industries, Inc.	473,680
12,300	Oil States International, Inc.*(a)	538,002
48,300	Parker Drilling Co.*	454,986
13,200	Pioneer Drilling Co.*(a)	166,056
11,100	Tidewater, Inc.(a)	759,462
8,000	Trico Marine Services*	283,600
10,400	W-H Energy Services, Inc.*	666,432

		6,562,492

Exchange Traded Funds 1.3%
20,905	iShares Russell 2000 Value Index Fund(a)	1,567,457
30,401	iShares S&P SmallCap 600 Barra Value Index Fund(a)	2,269,131

		3,836,588

Food & Staples Retailing 1.1%
14,000	Casey’s General Stores, Inc.	349,020
20,200	Ingles Markets, Inc. (Class A Stock)	591,658
21,600	Nash Finch Co.(a)	869,832
8,800	Performance Food Group Co.*	252,208
43,900	Ruddick Corp.	1,220,420

		3,283,138

Food Products 2.2%
46,900	Chiquita Brands International, Inc.*(a)	823,564
14,700	Corn Products International, Inc.	655,914
42,150	Flowers Foods, Inc.	864,075
26,700	Lancaster Colony Corp.	1,033,824
14,600	Ralcorp Holdings, Inc.*(a)	758,616
400	Seaboard Corp.(a)	800,000
26,800	Smucker, (J.M.) Co. (The)	1,495,708

		6,431,701

Gas Utilities 3.3%
12,400	AGL Resources, Inc.	467,480
40,700	Atmos Energy Corp.	1,142,449
14,000	Energen Corp.	740,740

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gas Utilities (cont’d.)
22,300	Laclede Gas Co.	$658,965
4,600	New Jersey Resources Corp.	216,200
29,800	Nicor, Inc.(a)	1,174,418
9,600	Northwest Natural Gas Co.	400,032
29,900	ONEOK, Inc.	1,517,425
11,801	Southern Union Co.	364,401
47,600	Southwest Gas Corp.	1,479,408
45,100	WGL Holdings, Inc.	1,350,294

		9,511,812

Healthcare Equipment & Supplies 1.0%
4,700	Arrow International, Inc.	207,693
24,200	Cooper Cos., Inc. (The)	1,213,146
6,000	Hillenbrand Industries, Inc.	378,240
3,500	ICU Medical, Inc.*(a)	116,340
34,300	Invacare Corp.	704,865
5,450	Medical Action Industries, Inc.*	106,057
3,800	West Pharmaceutical Services, Inc.	175,864

		2,902,205

Healthcare Providers & Services 2.3%
65,700	Alliance Imaging, Inc.*	585,387
8,301	Amedisys, Inc.*	314,193
51,100	AMERIGROUP Corp.*	1,414,448
24,400	AmSurg Corp.*	613,416
33,300	Apria Healthcare Group, Inc.*	873,126
44,000	Centene Corp.*(a)	950,840
27,800	Kindred Healthcare, Inc.*(a)	744,484
25,900	Magellan Health Services, Inc.*	1,083,138

		6,579,032

Hotels, Restaurants & Leisure 2.0%
22,500	Applebee’s International, Inc.	553,500
16,100	Brinker International, Inc.	433,734
23,800	CBRL Group, Inc.(a)	914,634
17,600	CEC Entertainment, Inc.*(a)	519,376
31,400	Dover Downs Gaming & Entertainment, Inc.	378,056
31,600	O’Charleys, Inc.	560,268
5,000	Rare Hospitality International, Inc.*(a)	133,800
17,700	Ruby Tuesday, Inc.(a)	393,825
21,500	Sonic Corp.*(a)	444,190
4,700	Speedway Motorsports, Inc.	173,759

See Notes to Financial Statements.

Dryden Small Cap Value Fund	17

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
37,800	Steak N Shake Co. (The)*(a)	$567,000
24,500	Triarc Cos., Inc. (Class B Stock)	350,595
3,900	Vail Resorts, Inc.*(a)	208,845

		5,631,582

Household Durables 2.8%
42,700	American Greetings Corp. (Class A Stock)	1,055,971
8,000	Avatar Holdings, Inc.*(a)	519,440
32,500	Blyth, Inc.	725,400
33,800	Champion Enterprises, Inc.*(a)	396,136
15,600	CSS Industries, Inc.	560,664
27,900	Ethan Allen Interiors, Inc.(a)	953,064
8,100	Helen of Troy Ltd.* (Bermuda)	179,901
7,200	M.D.C. Holdings, Inc.	331,200
18,500	M/I Homes, Inc.(a)	454,175
39,800	Meritage Homes Corp.*(a)	776,100
10,000	Snap-on, Inc.	523,300
18,300	Tempur-Pedic International, Inc.(a)	570,045
33,400	Tupperware Brands Corp.	868,734

		7,914,130

Household Products 0.2%
38,000	Central Garden & Pet Co. (Class A Stock)*(a)	465,120
19,000	Central Garden & Pet Co.*(a)	239,020

		704,140

Industrial Conglomerates 0.5%
2,200	Standex International Corp.	52,140
19,700	Teleflex, Inc.	1,505,671

		1,557,811

Insurance 8.0%
1,530	Alleghany Corp.*(a)	642,600
30,600	American Equity Investment Life Holding Co.(a)	347,310
22,200	Argonaut Group, Inc.	611,166
5,100	CNA Surety Corp.*	86,190
57,600	Commerce Group, Inc.(a)	1,654,848
51,800	Delphi Financial Group, Inc. (Class A Stock)(a)	2,080,806
16,900	FBI Financial Group, Inc. (Class A Stock)	594,711
19,000	Harleysville Group, Inc.	532,190
23,100	HCC Insurance Holdings, Inc.	676,368
29,000	Hilb, Rogal & Hobbs Co.	1,255,700

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
40,200	Horace Mann Educators Corp.	$716,766
15,500	Infinity Property & Casual Corp.	682,620
23,900	LandAmerica Financial Group, Inc.(a)	1,830,501
32,900	Odyssey Re Holdings Corp.	1,158,080
21,500	Ohio Casualty Corp.	933,315
25,200	Philadelphia Consolidated Holding Corp.*	910,728
112,900	Phoenix Cos., Inc. (The)(a)	1,556,891
18,100	Platinum Underwriters Holdings Ltd. (Bermuda)(a)	600,920
23,700	ProAssurance Corp.*(a)	1,170,306
28,600	RLI Corp.	1,658,800
43,200	Selective Insurance Group	886,464
41,000	State Auto Financial Corp.	1,060,260
18,500	Stewart Information Services Corp.(a)	674,880
18,600	United Fire & Casualty Co.	640,212

		22,962,632

Internet Services 0.6%
86,300	CIBER, Inc.*	655,017
66,800	Perot Systems Corp. (Class A Stock)*(a)	1,016,696

		1,671,713

Internet Software & Services 0.8%
117,200	EarthLink, Inc.*(a)	814,540
53,800	RealNetworks, Inc.*	383,056
60,600	United Online, Inc.(a)	855,672
8,600	Vignette Corp.*	180,944

		2,234,212

IT Services
5,400	Gevity HR, Inc.	81,162

Leisure Equipment & Products 0.6%
6,300	Arctic Cat, Inc.	114,156
10,500	Brunswick Corp.	293,580
14,600	Jakks Pacific, Inc.*	346,166
10,900	K2, Inc.*	159,249
12,900	Polaris Industries, Inc.	636,744
3,700	RC2 Corp.*	131,017

		1,680,912

Life Science Tools & Services 0.3%
29,500	PharmaNet Development Group, Inc.*	826,000

See Notes to Financial Statements.

Dryden Small Cap Value Fund	19

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery 5.5%
44,200	Accuride Corp.*(a)	$623,662
8,900	Actuant Corp. (Class A Stock)	542,722
37,900	Albany International Corp. (Class A Stock)	1,420,492
64,900	Barnes Group, Inc.(a)	2,024,880
13,100	Blount International, Inc.*	148,947
67,900	Briggs & Stratton Corp.(a)	1,925,644
34,700	Crane Co.	1,591,342
23,200	EnPro Industries, Inc.*(a)	913,616
27,800	Federal Signal Corp.	373,910
6,200	FreightCar America, Inc.(a)	293,074
27,400	Harsco Corp.	1,442,884
29,600	Mueller Industries, Inc.	1,091,648
5,600	NACCO Industries, Inc. (Class A Stock)	736,512
11,000	Nordson Corp.	503,360
4,400	Tennant Co.	169,620
44,700	Timken Co.	1,492,980
31,400	Wabash National Corp.	399,094

		15,694,387

Media 2.6%
64,900	Belo Corp. (Class A Stock)(a)	1,161,710
64,100	Citadel Broadcasting Corp.(a)	321,782
9,200	E.W. Scripps Co. (Class A Stock)	376,924
29,800	Entercom Communications Corp. (Class A Stock)(a)	672,884
11,300	Interactive Data Corp.	309,055
51,600	Journal Communications, Inc. (Class A Stock)	546,444
34,100	Lee Enterprises, Inc.(a)	600,501
42,400	Lin TV Corp. (Class A Stock)*	641,936
20,900	Media General, Inc. (Class A Stock)	589,380
94,400	Radio One, Inc. (Class D Stock)*	574,896
52,000	Sinclair Broadcast Group, Inc. (Class A Stock)	678,080
38,600	Valassis Communications, Inc.*(a)	458,182
95,500	Westwood One, Inc.(a)	502,330

		7,434,104

Metals & Mining 3.1%
25,900	Chaparral Steel Co.	2,176,636
35,700	Cleveland-Cliffs, Inc.(a)	2,472,939
40,200	Commercial Metals Co.	1,239,768
22,900	Metal Management, Inc.(a)	962,029
47,800	Quanex Corp.(a)	2,153,868

		9,005,240

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Line Retail 0.1%
29,900	Tuesday Morning Corp.(a)	$348,634

Multi-Utilities 1.8%
42,100	Avista Corp.	834,422
26,900	Black Hills Corp.(a)	1,003,370
16,000	CH Energy Group, Inc.	709,600
54,900	PNM Resources, Inc.	1,418,067
45,900	Vectren Corp.	1,146,123

		5,111,582

Oil, Gas & Consumable Fuels 6.3%
18,900	Alon USA Energy, Inc.(a)	674,163
14,200	Arlington Tankers Ltd. (Bermuda)(a)	382,690
15,400	Berry Petroleum Co. (Class A Stock)	573,034
40,200	Cabot Oil & Gas Corp.(a)	1,374,840
7,300	Callon Petroleum Co.*	102,273
7,300	Clayton Williams Energy, Inc.*	171,331
20,100	Comstock Resources, Inc.*(a)	539,886
39,600	Encore Acquisition Co.*	1,024,452
13,500	Forest Oil Corp.*	546,345
18,000	Frontier Oil Corp.	697,140
39,200	Frontline Ltd. (Bermuda)(a)	1,804,768
35,800	General Maritime Corp.(a)	930,800
10,200	Gulfport Energy Corp.*	193,902
20,800	Holly Corp.	1,401,712
3,000	Knightsbridge Tankers Ltd. (Bermuda)	81,540
12,700	Massey Energy Co.	271,145
6,800	Nordic American Tanker Shipping (Bermuda)	269,960
7,200	Range Resources Corp.	267,408
4,200	Ship Finance International Ltd. (Bermuda)(a)	117,390
36,500	St. Mary Land & Exploration Co.(a)	1,215,085
14,200	Stone Energy Corp.*(a)	461,500
41,700	Swift Energy Co.*(a)	1,782,258
42,400	USEC, Inc.*(a)	711,896
30,300	W&T Offshore, Inc.	709,626
10,500	Western Refining, Inc.(a)	582,750
26,700	Whiting Petroleum Corp.*	1,096,569

		17,984,463

Paper & Forest Products 0.2%
23,700	Schweitzer-Mauduit International, Inc.	541,071

See Notes to Financial Statements.

Dryden Small Cap Value Fund	21

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Personal Products 0.8%
35,600	Elizabeth Arden, Inc.*	$766,824
28,500	Mannatech, Inc.(a)	268,185
29,300	NBTY, Inc.*(a)	1,275,722

		2,310,731

Real Estate Investment Trusts 2.4%
59,000	Anthracite Capital, Inc.(a)	554,600
3,600	Arbor Realty Trust, Inc.	71,100
47,900	Ashford Hospitality Trust, Inc.	489,538
13,900	Capital Trust, Inc. (Class A Stock)(a)	429,927
11,200	Cousins Properties, Inc.(a)	287,952
20,900	Healthcare Realty Trust, Inc.(a)	485,298
38,100	HRPT Properties Trust	356,235
43,800	MFA Mortgage Investments, Inc.	307,476
39,100	Nationwide Health Properties, Inc.(a)	931,753
33,900	Newcastle Investment Corp.(a)	610,539
27,100	Pennsylvania Real Estate Investment Trust(a)	1,055,274
24,500	Potlatch Corp.	1,070,405
10,400	Redwood Trust, Inc.(a)	299,520

		6,949,617

Road & Rail 2.4%
5,000	AMERCO*(a)	319,250
45,300	Arkansas Best Corp.	1,632,159
18,400	Avis Budget Group, Inc.*(a)	472,328
20,300	Dollar Thrifty Automotive Group, Inc.*(a)	749,476
10,500	Genesee & Wyoming, Inc. (Class A Stock)*	269,325
33,900	Marten Transport Ltd.*	507,483
16,400	Old Dominion Freight Line, Inc.*(a)	473,304
23,500	Saia, Inc.*	475,405
94,800	Werner Enterprises, Inc.	1,842,912

		6,741,642

Semiconductors & Semiconductor Equipment 1.3%
47,700	AMIS Holdings, Inc.*	491,787
41,100	Amkor Technology, Inc.*	507,996
73,100	Kulicke & Soffa Industries, Inc.*(a)	684,216
38,100	Omnivision Technologies, Inc.*(a)	654,177
56,400	ON Semiconductor Corp.*(a)	666,648
45,200	Photronics, Inc.*	633,704

		3,638,528

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software 0.1%
16,500	Sybase, Inc.*(a)	$391,380

Specialty Retail 3.5%
10,800	Aaron Rents, Inc.(a)	249,696
23,400	Asbury Automotive Group, Inc.	517,608
3,000	Big 5 Sporting Goods Corp.	64,110
46,950	Brown Shoe Co., Inc.	983,133
9,000	Cabela’s, Inc., (Class A Stock)*	183,690
19,600	Cato Corp. (The) (Class A Stock)	405,328
3,000	Charlotte Russe Holding, Inc.*	53,310
61,400	Charming Shoppes, Inc.*(a)	606,632
23,000	CSK Auto Corp.*	313,720
52,700	Finish Line, Inc. (The)	356,252
38,600	Haverty Furniture Cos., Inc.	430,390
27,800	Jo-Ann Stores, Inc.*	661,918
22,800	Lithia Motors, Inc. (Class A Stock)	469,452
11,300	Men’s Wearhouse, Inc. (The)	558,220
12,700	Midas, Inc.*	230,759
8,700	Monro Muffler Brake, Inc.	291,276
21,200	Pacific Sunwear of California, Inc.*(a)	382,024
28,074	Penske Auto Group, Inc.*	546,881
47,200	Rent-A-Center, Inc.*(a)	916,152
12,100	Sonic Automotive, Inc.	331,540
12,900	Stage Stores, Inc.(a)	230,136
41,200	Stein Mart, Inc.(a)	443,312
28,700	Talbots, Inc.(a)	659,813

		9,885,352

Textiles, Apparel & Luxury Goods 1.9%
4,900	Columbia Sportswear Co.(a)	307,230
19,500	K-Swiss, Inc. (Class A Stock)	434,265
28,000	Kellwood Co.(a)	717,920
23,100	Kenneth Cole Productions, Inc. (Class A Stock)(a)	488,565
18,300	Movado Group, Inc.(a)	516,792
15,600	Oxford Industries, Inc.	630,240
20,400	Perry Ellis International, Inc.*	612,204
21,200	Phillips-Van Heusen Corp.	1,103,672
25,300	Timberland Co. (The) (Class A Stock)*(a)	601,381

		5,412,269

See Notes to Financial Statements.

Dryden Small Cap Value Fund	23

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 3.1%
23,900	Anchor BanCorp Wisconsin, Inc.	$534,165
33,700	BankAtlantic Bancorp, Inc. (Class A Stock)	295,549
31,200	BankUnited Financial Corp. (Class A Stock)(a)	525,408
44,300	Centerline Holding Co.(a)	552,864
37,900	Corus Bankshares, Inc.(a)	616,254
43,200	Dime Community Bancshares, Inc.	483,408
15,700	Downey Financial Corp.	835,083
18,400	First Financial Holdings, Inc.	497,904
13,500	FirstFed Financial Corp.*(a)	610,200
47,500	Flagstar Bancorp, Inc.(a)	508,250
33,800	Flushing Financial Corp.	504,296
17,300	MAF Bancorp, Inc.	908,596
8,600	PMI Group, Inc. (The)	293,002
22,700	TierOne Corp.	526,867
12,900	Triad Guaranty, Inc.*(a)	355,653
39,600	Washington Federal, Inc.(a)	892,188

		8,939,687

Tobacco 0.8%
5,000	Loews Corp.—Carolina Group	378,950
34,800	Universal Corp.(a)	1,921,308

		2,300,258

Trading Companies & Distributors 0.4%
4,700	Electro Rental Corp.	63,685
16,900	Kaman Corp. (Class A Stock)	565,981
8,100	WESCO International, Inc.*(a)	433,755

		1,063,421

Wireless Telecommunication Services 0.3%
33,700	USA Mobility, Inc.*(a)	804,419

	TOTAL LONG-TERM INVESTMENTS (cost $266,375,545)	284,765,971

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 39.8%

AFFILIATED MONEY MARKET MUTUAL FUND
114,095,760	Dryden Core Investment Fund - Taxable Money Market Series (cost $114,095,760; includes $112,338,745 of cash collateral for securities on loan)(b)(w)	$114,095,760

	TOTAL INVESTMENTS 139.3% (cost $380,471,305; Note 5)	398,861,731
	Liabilities in excess of other assets (39.3%)	(112,619,954)

	NET ASSETS 100%	$286,241,777

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $106,020,751; cash collateral of $112,338,745 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as July 31, 2007 were as follows:

Affiliated Money Market Mutual Fund	39.8%
Insurance	8.0
Commercial Banks	7.1
Oil, Gas & Consumable Fuels	6.3
Machinery	5.5
Chemicals	5.3
Specialty Retail	3.5
Gas Utilities	3.3
Metals & Mining	3.1
Thrifts & Mortgage Finance	3.1
Commercial Services & Supplies	3.1
Household Durables	2.8
Media	2.6
Real Estate Investment Trusts	2.4
Road & Rail	2.4
Healthcare Providers & Services	2.3
Energy Equipment & Services	2.3
Food Products	2.2
Electric Utilities	2.2
Auto Components	2.1
Hotels, Restaurants & Leisure	2.0

See Notes to Financial Statements.

Dryden Small Cap Value Fund	25

Portfolio of Investments

as of July 31, 2007 Cont’d.

Industry (cont’d.)
Electronic Equipment & Instruments	1.9%
Textiles, Apparel & Luxury Goods	1.9
Multi-utilities	1.8
Aerospace & Defense	1.4
Electrical Equipment	1.4
Exchange Traded Funds	1.3
Semiconductors & Semiconductor Equipment	1.3
Building Products	1.2
Food & Staples Retailing	1.1
Airlines	1.1
Diversified Telecommunication Services	1.1
Healthcare Equipment & Supplies	1.0
Diversified Consumer Services	0.9
Personal Products	0.8
Tobacco	0.8
Internet Software & Services	0.8
Diversified Financial Services	0.8
Containers & Packaging	0.7
Capital Markets	0.6
Leisure Equipment & Products	0.6
Internet Services	0.6
Industrial Conglomerates	0.5
Communication Equipment	0.5
Construction & Engineering	0.4
Computers & Peripherals	0.4
Construction Materials	0.4
Consumer Finance	0.4
Trading Companies & Distributors	0.4
Life Science Tools & Services	0.3
Wireless Telecommunication Services	0.3
Distributors	0.3
Household Products	0.2
Paper & Forest Products	0.2
Air Freight & Logistics	0.2
Automobiles	0.1
Software	0.1
Multi-line Retail	0.1

139.3
Liabilities in excess of other assets	(39.3)

100.0%

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2007	ANNUAL REPORT

Dryden Small Cap Value Fund

Statement of Assets and Liabilities

July 31, 2007

Assets
Investments at value, including securities on loan of $106,020,751:
Unaffiliated investments (cost $266,375,545)	$284,765,971
Affiliated investments (cost $114,095,760)	114,095,760
Cash	28,158
Receivable for Fund shares sold	910,383
Dividends and interest receivable	346,523
Other assets	129,000
Receivable for investments sold	44,491

Total assets	400,320,286

Liabilities
Payable to broker for collateral for securities on loan	112,338,745
Payable for Fund shares reacquired	1,155,397
Accrued expenses and other liabilities	197,012
Management fee payable	186,397
Distribution fee payable	150,771
Transfer agent fee payable	43,937
Deferred trustees’ fees	6,250

Total liabilities	114,078,509

Net Assets	$286,241,777

Net assets were comprised of:
Shares of beneficial interest, at par	$16,973
Paid-in capital, in excess of par	217,231,420

217,248,393
Undistributed net investment income	1,103,569
Accumulated net realized gain on investments	49,499,389
Net unrealized appreciation on investments	18,390,426

Net assets, July 31, 2007	$286,241,777

See Notes to Financial Statements.

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Class A
Net assets	$98,930,478
Shares of beneficial interest issued and outstanding	5,600,508
Net asset value and redemption price per share	$17.66
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price to public	$18.69

Class B
Net assets	$25,884,480
Shares of beneficial interest issued and outstanding	1,583,466
Net asset value and redemption price per share	$16.35

Class C
Net assets	$88,919,741
Shares of beneficial interest issued and outstanding	5,439,337
Net asset value and redemption price per share	$16.35

Class L
Net assets	$18,752,525
Shares of beneficial interest issued and outstanding	1,065,166
Net asset value and redemption price per share	$17.61
Maximum sales charge (5.75% of offering price)	1.07

Maximum offering price to public	$18.68

Class M
Net assets	$40,566,533
Shares of beneficial interest issued and outstanding	2,480,169
Net asset value and redemption price per share	$16.36

Class X
Net assets	$13,188,020
Shares of beneficial interest issued and outstanding	804,634
Net asset value and redemption price per share	$16.39

See Notes to Financial Statements.

Dryden Small Cap Value Fund	29

Statement of Operations

Year Ended July 31, 2007

Net Investment Income
Income
Unaffiliated dividends (net of $6,741 foreign withholding tax)	$6,792,138
Affiliated dividends	308,742
Affiliated income from securities lending, net	307,707

Total income	7,408,587

Expenses
Management fee	2,342,619
Distribution fee—Class A	273,345
Distribution fee—Class B	308,432
Distribution fee—Class C	1,004,548
Distribution fee—Class L	116,056
Distribution fee—Class M	520,573
Distribution fee—Class X	149,437
Transfer agent’s fees and expenses(a)	786,000
Reports to shareholders	160,000
Custodian’s fees and expenses	116,000
Legal fees and expenses	76,000
Registration fees	68,000
Audit fee	28,000
Trustees’ fees	17,000
Loan interest expense (Note 2)	937
Commitment fee on syndicated credit agreement	700
Miscellaneous	29,425

Total expenses	5,997,072

Net investment income	1,411,515

Net Realized And Unrealized Gain (loss) On Investments
Net realized gain on investment transactions	55,801,851
Net change in unrealized appreciation (depreciation) on investments	(31,671,955)

Net gain on investments	24,129,896

Net Increase In Net Assets Resulting From Operations	$25,541,411

(a) Including affiliated expense of	$336,000

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,411,515	$30,445
Net realized gain on investment transactions	55,801,851	50,178,309
Net change in unrealized appreciation (depreciation) on investments	(31,671,955)	(35,345,584)

Net increase in net assets resulting from operations	25,541,411	14,863,170

Dividends and Distributions (Note 1)
Distributions from net realized gains
Class A	(5,147,557)	(11,692,636)
Class B	(1,696,497)	(5,114,517)
Class C	(5,259,760)	(14,269,982)
Class L	(1,187,587)	(4,570,795)
Class M	(3,015,866)	(12,547,522)
Class X	(846,260)	(3,768,741)

Total distributions from net realized gains	(17,153,527)	(51,964,193)

Fund share transactions (Net of share conversions) (Note 6 and 7)
Proceeds from shares sold	54,291,568	127,956,719
Net asset value of shares issued to shareholders in reinvestment of dividends	13,158,748	41,340,473
Net asset value of shares issued in merger	—	186,714,159
Cost of shares reacquired	(133,009,814)	(100,358,862)

Net increase (decrease) in net assets from Fund share transactions	(65,559,498)	255,652,489

Total increase (decrease)	(57,171,614)	218,551,466

Net Assets
Beginning of year	343,413,391	124,861,925

End of year(a)	$286,241,777	$343,413,391

(a) Includes undistributed net income of:	$1,103,569	$—

See Notes to Financial Statements.

Dryden Small Cap Value Fund	31

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Dryden Small Cap Value Fund (formerly known as Strategic Partners Small Capitalization Value Fund) (“Small Cap Value”) and Jennison Conservative Growth Fund (formerly known as Strategic Partners Large Capitalization Growth). These financial statements relate to Small Cap Value (the “Fund”). The financial statements of the other fund are not represented herein.

The Fund’s investment objective is above average capital appreciation through investment in small company common stocks that, in the investment subadviser’s opinion, are undervalued or overlooked in the marketplace.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities;

32	Visit our website at www.jennisondryden.com

any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from

Dryden Small Cap Value Fund	33

Notes to Financial Statements

Cont’d

valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for ending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences

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relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70 of 1% of the Fund’s average daily net assets. The effective management fee rate was .70 of 1% for the year ended July 31, 2007.

PI has voluntarily agreed to reimburse the Fund in order to limit the operating expenses (excluding interest, taxes and extraordinary expenses) to 1.95%, 2.70%, 2.70%, 2.20%, 2.70% and 2.70% of the average daily net assets for Class A, B, C, L, M and X, respectively.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and

Dryden Small Cap Value Fund	35

Notes to Financial Statements

Cont’d

Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. For the year ended July 31, 2007, PIMS contractually agreed to limit such fees to .25 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. Effective, July 1, 2007, Class M and Class X have each been reduced to an annual rate of .25 of 1%.

PIMS has advised the Fund that it has received approximately $160,200 in front-end sales charges resulting from sales of Class A shares, during the year ended July 31, 2007. From these fees, PIMS paid such sales charges to affiliated brokerdealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2007, it received approximately $54,500, $18,200, $102,400 and $20,500 in contingent deferred sales charges imposed upon redemptions by certain Class B, Class C, Class M and Class X shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Companies”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA, which was renewed on October 27, 2006, provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Companies pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the SCA will be October 26, 2007. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended July 31, 2007. The average daily balance for the 4 days the Trust had an outstanding balance was approximately $1,477,500 at a weighted average interest rate of approximately 5.70%.

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2007, the Fund incurred approximately $194,200 in total networking fees.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2007, PIM has been compensated approximately $135,500 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”) pursuant to an exemptive order received from the Securities and Exchange Commission. Taxable Money Market Series is a mutual funds registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividends.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended July 31, 2007 aggregated $207,063,736 and $267,950,537, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments. For the fiscal year ended July 31, 2007, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investments by $302,247 due to differences in the treatment for book and tax purposes of certain transactions involving investments in real estate investment trusts. Net investment income, net realized gains and net assets were not affected by this change.

Dryden Small Cap Value Fund	37

Notes to Financial Statements

Cont’d

For the year ended July 31, 2007, the tax character of distributions paid by the Fund as reflected in the Statement of Changes in Net Assets were $9,261,815 from ordinary income and $7,891,712 from long-term capital gains, respectively. For the year ended July 31, 2006, the tax character of distributions paid by the Fund were $1,840,648 from ordinary income and $50,123,545 from long-term capital gains, respectively.

As of July 31, 2007, the accumulated undistributed earnings on a tax basis were $5,027,514 from ordinary income and $45,707,107 from long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Unrealized Appreciation
$380,596,718	$46,297,757	$28,032,744	$18,265,013

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in real estate investment trusts.

Note 6. Capital

Class A shares are sold with a front-end sales charge of up to 5.50%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class X and New Class X shares (Class X shares issued after August 17, 1998) convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. Class C shares purchased are charged a CDSC of 1% for shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge of 5.75%. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are not subject to a front end sales charge. Class L, Class M, and Class X are only exchangeable with Class L, Class M, and Class X, respectively, offered by the other Strategic Partners Funds and JennisonDryden Funds. Under certain circumstances, Class A and Class L may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. The Trust has authorized an unlimited number of beneficial interest at $.001 par value per share.

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Transactions in shares of beneficial interest during the year ended July 31, 2007 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	1,713,054	192,723	(3,224,047)	769,937	(548,333)
Class B	207,524	93,719	(416,872)	(252,566)	(368,195)
Class C	1,004,433	214,856	(1,929,107)	—	(709,818)
Class L	19,889	55,766	(466,684)	—	(391,029)
Class M	66,955	152,514	(1,097,264)	(543,256)	(1,421,051)
Class X	33,853	41,220	(327,232)	(32,818)	(284,977)

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	31,440,742	3,544,177	(59,655,125)	14,283,301	(10,386,905)
Class B	3,550,659	1,602,595	(7,169,185)	(4,343,182)	(6,359,113)
Class C	17,160,639	3,674,036	(33,166,797)	—	(12,332,122)
Class L	366,797	1,023,864	(8,600,879)	—	(7,210,218)
Class M	1,149,287	2,607,980	(18,809,117)	(9,387,010)	(24,438,860)
Class X	623,444	706,096	(5,608,711)	(553,109)	(4,832,280)

Dryden Small Cap Value Fund	39

Notes to Financial Statements

Cont’d

Transactions in shares of beneficial interest during the year ended July 31, 2006, were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Issued in Merger	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X To Class A	Net Increase (Decrease) in Shares Outstanding
Class A	4,013,580	458,402	530,884	(1,961,490)	266,518	3,307,894
Class B	413,563	311,942	93,488	(362,733)	(57,187)	399,073
Class C	2,624,427	695,418	1,937,286	(1,191,348)	—	4,065,783
Class L	50,255	234,043	1,685,883	(513,986)	—	1,456,195
Class M	155,069	711,163	4,481,256	(1,321,700)	(124,568)	3,901,220
Class X	72,553	209,915	1,350,491	(441,504)	(101,844)	1,089,611

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Net Asset Value of Shares Issued in Merger	Cost of Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X To Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	71,717,245	7,563,627	10,219,516	(35,703,592)	4,661,335	58,458,131
Class B	7,076,629	4,841,340	1,712,702	(6,067,561)	(949,060)	6,614,050
Class C	44,495,422	10,792,893	35,491,088	(19,879,878)	—	70,899,525
Class L	902,257	3,861,705	32,453,260	(9,203,593)	—	28,013,629
Class M	2,558,045	11,023,030	82,096,601	(22,098,855)	(2,045,653)	71,533,168
Class X	1,207,121	3,257,878	24,740,992	(7,405,383)	(1,666,622)	20,133,986

Note 7. Mergers

On September 1, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization which provided for the transfer of all assets of each class of shares of the Strategic Partners Mutual Funds, Inc.—Strategic Partners Small Company Fund into the respective class of shares of the Dryden Small Cap Value Fund and assumption of the liabilities of the fund. This merger was completed on August 19, 2005.

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The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Fund		Acquiring Fund
Strategic Partners Mutual Fund Inc.— Strategic Partners Small Company Fund	Shares	Dryden Small Cap Value Fund	Shares	Value
Class A	700,025	Class A	530,884	$10,219,516
B	123,292	B	93,488	1,712,702
C	2,559,447	C	1,937,286	35,491,088
L	2,237,491	L	1,685,883	32,453,260
M	5,913,807	M	4,481,256	82,096,601
X	1,781,417	X	1,350,491	24,740,992

The aggregate net assets and unrealized appreciation of the merged and aggregate net assets of the acquiring funds immediately before the acquisitions were as follows:

	Total Net Assets	Unrealized Appreciation
Merged Funds
Strategic Partners Small Company Fund	$186,714,159	$66,199,634
Acquiring Funds
Dryden Small Cap Value Fund	$128,453,709

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an

Dryden Small Cap Value Fund	41

Notes to Financial Statements

Cont’d

authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

JULY 31, 2007	ANNUAL REPORT

Dryden Small Cap Value Fund

Financial Highlights

Class A
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.30

Income from investment operations:
Net investment income	.16
Net realized and unrealized gains (loss) on investments transactions	1.11

Total from investment operations	1.27

Less Dividends and Distributions:
Distributions from net realized gains on investments	(.91)

Net asset value, end of year	$17.66

Total Return(a)	7.15%
Ratios/Supplemental Data:
Net assets, end of year (000)	$98,930
Average net assets (000)	$109,338
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.33%
Expenses, excluding distribution and service (12b-1) fees	1.08%
Net investment income (loss)	.89%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	63%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2006(b)	2005(b)	2004(b)	2003(b)

$19.81	$15.68	$12.19	$11.71

.09	.02	.02	(.09)
.40	4.66	3.47	2.00

.49	4.68	3.49	1.91

(3.00)	(.55)	—	(1.43)

$17.30	$19.81	$15.68	$12.19

3.18%	30.31%	28.63%	18.99%

$106,369	$56,289	$23,589	$11,151
$86,627	$33,464	$14,764	$9,198

1.28%	1.45%	1.58%	1.91%
1.03%	1.20%	1.33%	1.66%
.49%	.13%	.12%	(.82)%

93%	106%	69%	61%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	45

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.18

Income from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gains on investments transactions	1.06

Total from investment operations	1.08

Less Dividends and Distributions:
Distributions from net realized gains on investments	(.91)

Net asset value, end of year	$16.35

Total Return(a)	6.38%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,884
Average net assets (000)	$30,843
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.08%
Net investment income (loss)	.13%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2006(b)	2005(b)	2004(b)	2003(b)

$18.86	$15.06	$11.79	$11.46

(.04)	(.10)	(.09)	(.17)
.36	4.45	3.36	1.93

.32	4.35	3.27	1.76

(3.00)	(.55)	—	(1.43)

$16.18	$18.86	$15.06	$11.79

2.41%	29.35%	27.74%	18.01%

$31,586	$29,282	$21,341	$16,433
$31,665	$24,672	$19,998	$14,990

2.03%	2.20%	2.33%	2.66%
1.03%	1.20%	1.33%	1.66%
(.23)%	(.61)%	(.65)%	(1.57)%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	47

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.18

Income from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gains on investments transactions	1.06

Total from investment operations	1.08

Less Dividends and Distributions:
Distributions from net realized gains on investments	(.91)

Net asset value, end of year	$16.35

Total Return(a)	6.38%
Ratios/Supplemental Data:
Net assets, end of year (000)	$88,920
Average net assets (000)	$100,455
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.08%
Net investment income (loss)	.14%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2006(b)	2005(b)	2004(b)	2003(b)

$18.86	$15.06	$11.79	$11.46

(.04)	(.10)	(.09)	(.17)
.36	4.45	3.36	1.93

.32	4.35	3.27	1.76

(3.00)	(.55)	—	(1.43)

$16.18	$18.86	$15.06	$11.79

2.41%	29.35%	27.74%	18.01%

$99,521	$39,291	$19,793	$17,437
$89,474	$25,905	$19,308	$15,880

2.03%	2.20%	2.33%	2.66%
1.03%	1.20%	1.33%	1.66%
(.24)%	(.62)%	(.67)%	(1.57)%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	49

Financial Highlights

Cont’d

	Class L
	Year Ended July 31, 2007(d)	August 22, 2005(a) Through July 31, 2006(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.28	$19.25

Income from investment operations:
Net investment income	.11	.05
Net realized and unrealized gains on investments transactions	1.13	.98

Total from investment operations	1.24	1.03

Less Dividends and Distributions:
Distributions from net realized gains on investments	(.91)	(3.00)

Net asset value, end of period	$17.61	$17.28

Total Return(b)	6.92%	6.06%
Ratios/Supplemental Data:
Net assets, end of period (000)	$18,753	$25,167
Average net assets (000)	$23,211	$28,735
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.58%	1.53	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.08%	1.03	%(c)
Net investment income	.62%	.29	%(c)

(a)	Commencement of offering.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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	Class M
	Year Ended July 31, 2007(d)	August 22, 2005(a) Through July 31, 2006(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.18	$18.32

Income from investment operations:
Net investment income (loss)	.03	(.03)
Net realized and unrealized gains on investments transactions	1.06	.89

Total from investment operations	1.09	.86

Less Dividends and Distributions:
Distributions from net realized gains on investments	(.91)	(3.00)

Net asset value, end of period	$16.36	$16.18

Total Return(b)	6.38%	5.39%
Ratios/Supplemental Data:
Net assets, end of period (000)	$40,567	$63,132
Average net assets (000)	$54,949	$73,499
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.03%	2.03	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.08%	1.03	%(c)
Net investment income (loss)	.16%	(.21	)%(c)

(a)	Commencement of offering.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

Dryden Small Cap Value Fund	51

Financial Highlights

Cont’d

	Class X
	Year Ended July 31, 2007(d)	August 22, 2005(a) Through July 31, 2006(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.19	$18.32

Income from investment operations:
Net investment income (loss)	.03	(.03)
Net realized and unrealized gains on investments transactions	1.08	.90

Total from investment operations	1.11	.87

Less Dividends and Distributions:
Distributions from net realized gains on investments	(.91)	(3.00)

Net asset value, end of period	$16.39	$16.19

Total Return(b)	6.56%	5.43%
Ratios/Supplemental Data:
Net assets, end of period (000)	$13,188	$17,639
Average net assets (000)	$15,864	$22,439
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.03%	2.03	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.08%	1.03	%(c)
Net investment income (loss)	.18%	(.20	)%(c)

(a)	Commencement of offering.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting firm

The Board of Trustees and Shareholders of

Dryden Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of the Dryden Small Cap Value Fund (hereafter referred to as the “Fund”) including the portfolio of investments, as of July 31, 2007, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended July 31, 2004, were audited by another independent registered public accounting firm, whose report dated September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2007

Dryden Small Cap Value Fund	53

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2007) as to the federal income tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended July 31, 2007, the Fund paid $0.4928 per share from short-term capital gains, which are taxable as ordinary income for Class A, Class B, Class C, Class L, Class M and Class X shares, respectively. Additionally, the Fund paid $0.4199 from long-term capital gains for Class A, Class B, Class C, Class L, Class M and Class X shares which are taxable as such.

Further, we wish to advise you that 69.98% of the ordinary income dividends paid in the fiscal year ended July 31, 2007 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund intends to designate 67.18% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 100% of the ordinary income dividends as qualified short-term capital gains under the American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status on the dividends and distributions received by you in calendar year 2007.

54	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of Strategic Partners Style Specific Funds—Dryden Small Cap Value Fund (the “Funds”) is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Trustee since 1999(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Trustee since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

Dryden Small Cap Value Fund	55

Stephen G. Stoneburn (64), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Trustee since 1999(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

56	Visit our website at www.jennisondryden.com

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Dryden Small Cap Value Fund	57

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust (formerly American Skandia Trust), and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Style Specific Funds (the “Trust”) oversees the management of the Dryden Small Cap Value Fund (the “Fund”) (formerly, Strategic Partners Small Capitalization Value Fund), which is a series of the Trust, and, as required by law, determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Small Cap Value Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by QMA, as well as compliance with the Fund’s investment restrictions, policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Small Cap Value Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail and Institutional Small-Cap Value Funds Performance Universe)1 was in the second quartile for the one-, three- and five-year

1 The Small-Cap Value Funds Performance Universe was utilized for performance comparisons, although Lipper classifies the Fund in its Small-Cap Core Funds Performance Universe. The Small-Cap Value Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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periods. The Board also considered that the Fund outperformed against its benchmark index for the three- and five-year periods, though it underperformed against its benchmark index for the one-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s management fees ranked in the Expense Group’s second quartile. The Board concluded that the management and subadvisory fees were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not include breakpoints, which have the effect of decreasing the fee rate as assets increase. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. In light of the Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board

Dryden Small Cap Value Fund

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	1.25%	15.82%	13.70%
Class B	1.38	16.15	13.68
Class C	5.38	16.26	13.68
Class L	0.77	N/A	3.49
Class M	0.38	N/A	3.87
Class X	0.56	N/A	3.99

Average Annual Total Returns (Without Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	7.15%	17.14%	14.53%
Class B	6.38	16.26	13.68
Class C	6.38	16.26	13.68
Class L	6.92	N/A	6.69
Class M	6.38	N/A	6.07
Class X	6.56	N/A	6.18

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the

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most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Maximum sales charges are 5.50% and 5.75% for Class A and Class L, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.38%; Class B, 2.08%; Class C, 2.08%; Class L, 1.58%; Class M, 2.03%; Class X, 2.03%. Net operating expenses apply to: Class A, 1.33%; Class B, 2.08%; Class C, 2.08%; Class L, 1.58%; Class M, 2.03%; Class X, 2.03%, after contractual reduction through 11/30/07.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

The graph compares a $10,000 investment in the Dryden Small Capitalization Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2006) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Value Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Dryden Small Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ investment subadvisers responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	P.O. Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Style Specific Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Funds’ schedule of portfolio holdings is also available on the Funds’ website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Small Cap Value
Share Class	A	B	C	L	M	X
NASDAQ	PZVAX	PZVBX	PZVCX	N/A	N/A	N/A
CUSIP	862934874	862934866	862934858	862934775	862934767	862934759

MF504E    IFS-A138354    Ed. 09/2007

Item 2 – Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2007 and July 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $47,218 and $72,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $296,000 and $21,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Style Specific Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date September 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date September 25, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date September 25, 2007

*	Print the name and title of each signing officer under his or her signature.